Thornburg Mortgage Securities Trust 2006-5 Free Writing Prospectus	SEC Registration File # 333-132232

THORNBURG MORTGAGE* LOGO

Thornburg Mortgage Securities Trust 2006-5

$ 2,399,048,000 (Approximate)
Publicly Offered Certificates
Adjustable Rate and Hybrid Residential Mortgage Loans

Structured Asset Mortgage Investments II Inc.
Depositor

Bear, Stearns & Co. Inc.
Lead Manager

Banc of America Securities LLC,
Credit Suisse Securities (USA) LLC,
Greenwich Capital Markets, Inc., and
Lehman Brothers Inc.
Co-Managers

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/sami or visit the following website: www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Free Writing Prospectus
$2,399,048,000
(APPROXIMATE)
THORNBURG MORTGAGE SECURITIES TRUST 2006-5
WELLS FARGO BANK, N.A., MASTER SERVICER
LASALLE BANK N.A., TRUSTEE

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                             Pass                          WAL (Yrs)     Window
                            Through                           to       (mos.) to   Initial
            Approximate      Rate          Security       Mandatory    Mandatory   Credit   Legal Final     Expected Ratings
 Class(1)   Size ($) (2)    Formula      Description     Auction (3)  Auction (3)  Support    Maturity        (Moody's/S&P)
---------------------------------------------------------------------------------------------------------------------------------
 A-1 (1)     $250,066,000  1mL + [ ]     Grp 1 Senior        2.97         1-60      3.20%    08/25/2036         Aaa / AAA
                              (4)          Floater
 A-2A (1)    $100,000,000  1mL + [ ]     Grp 2 Senior        2.96         1-60      3.20%    08/25/2036         Aaa / AAA
                              (4)          Floater
 A-2B (1)  $1,844,100,000  1mL + [ ]     Grp 2 Senior        2.96         1-60     12.88%(8) 08/25/2036         Aaa / AAA
                              (4)          Floater
 A-2C (1)    $204,882,000  1mL + [ ]     Grp 2 Senior        2.96         1-60      3.20%    08/25/2036         Aaa / AAA
                              (4)          Floater
A-X (5)          Notional  Variable    Senior/Interest        NA           NA        N/A     08/25/2036         Aaa / AAA
   (6)                                       Only
A-R (6)              $100   Net Wac    Senior/Residual        NA           NA       3.20%    08/25/2036         Aaa / AAA
   (7)
 B-1 (6)      $33,458,000   Net Wac      Subordinate          NA           NA       1.85%    08/25/2036          Aa2/ NR
 B-2 (6)      $18,588,000   Net Wac      Subordinate          NA           NA       1.10%    08/25/2036          A2 / NR
 B-3 (6)      $11,153,000   Net Wac      Subordinate          NA           NA       0.65%    08/25/2036         Baa2 / NR
 B-4 (6)       $4,957,000   Net Wac      Subordinate          NA           NA       0.45%    08/25/2036         Ba2 / NR
 B-5 (6)       $3,718,000   Net Wac      Subordinate          NA           NA       0.30%    08/25/2036          B2 / NR
 B-6 (6)       $7,433,274   Net Wac      Subordinate          NA           NA       0.00%    08/25/2036          NR / NR
---------------------------------------------------------------------------------------------------------------------------------
(1)	The Class A Certificates are subject to a Mandatory Auction (as described herein).

(2)	The class sizes are subject to final collateral and rating agency approval and are subject to a + / -10% variance.

(3)	Assumes 20% CPR and the Mandatory Auction is executed in month 60. Certificates pay on the 25th of every month beginning in September 2006.

(4)	The coupons on the Class A Certificates are described under “Class A Pass-Through Rate” on page 12.

(5)	The Class A-X Certificates will be interest only certificates. The Class A-X Certificates will not be entitled to payments of principal and will accrue interest on a notional balance which is equal to the balance of the Class A Certificates. Following the Auction Distribution Date in August 2011, the Class A-X Certificates will have a notional balance equal to zero.

(6)	Not marketed in this term sheet.

(7)	Non-economic REMIC tax residual.

(8)	Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) the Initial Senior Percentage multiplied by (2) the quotient of (i) the initial certificate principal balance of the Class A-2C Certificates divided by (ii) the initial aggregate certificate principal balance of the Class A-2B and Class A-2C Certificates.

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                                            Bear Stearns Contacts
---------------------------------------- ---------------------------------- ----------------------------------
ARM Trading Desk                         Michael Nierenberg                 (212) 272-4976
                                         Paul Van Lingen
                                         Mark Michael
---------------------------------------- ---------------------------------- ----------------------------------
Syndicate                                Carol Fuller                       (212) 272-4955
                                         Angela Ward
---------------------------------------- ---------------------------------- ----------------------------------
Mortgage Finance                         Baron Silverstein                  (212) 272-3877
                                         Jeff Maggard                       (212) 272-9457
                                         Deirdre Burke                      (212) 272-7646
                                         David Rush                         (212) 272-1230
---------------------------------------- ---------------------------------- ----------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Transaction Overview:

Structure

•	Thornburg Mortgage Securities Trust 2006-5 is a Delaware statutory trust characterized for federal income tax purposes as a REMIC Trust, which will issue six classes of senior certificates, including one class of interest-only certificates, and six classes of subordinate certificates. Only the Class A-1, Class A-2A, Class A-2B and Class A-2C (collectively, the “Class A Certificates”) are marketed herein.

•	The transaction will contain two Yield Maintenance Agreements, which are intended to mitigate basis risk between the fixed interest rate on the hybrid ARMs and the LIBOR- indexed accrual rates on the Class A Certificates.

•	Mandatory Auction: Each Class of Class A Certificates is subject to a Mandatory Auction on the Distribution Date in August 2011 (month 60).

•	20% Optional Securities Purchase: Thornburg Mortgage, Inc., the parent of the seller, may purchase the certificates at a purchase price equal to their certificate principal balance plus accrued interest once the aggregate principal balance of the Mortgage Loans is equal to or less than 20% of the Cut-off Date aggregate principal balance of the Mortgage Loans.

•	10% Optional Clean-up Call: Thornburg Mortgage Home Loans, Inc., in its capacity as a Servicer, has the option to purchase all of the trust’s assets (and retire all outstanding certificates) at a purchase price generally equal to the principal amount of the trust’s assets plus accrued interest once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the Cut-off Date aggregate principal balance of the Mortgage Loans.

Collateral

•	Statistical collateral information in this Term Sheet is based on the Cut-off Date principal balance of the majority of the Mortgage Loans and a July 1, 2006 principal balance for substantially all of the remaining Mortgage Loans. Such collateral information is prior to final due diligence review and removal of mortgage loans paid in full.

•	The Mortgage Pool is generally composed of jumbo hybrid and adjustable rate mortgage loans.

•	Approximately 88.02% of the Mortgage Loans require a payment of interest only for the initial period set forth in the related mortgage note.

•	The non-zero weighted average FICO score is 754, the weighted average original LTV is 67.40% and the non-zero weighted average DTI is 35.10%;

•	Approximately 84.81% of the Mortgage Loans are primary homes and approximately 41.01% are located in California; and

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Transaction Overview (cont.):

Collateral (cont.)

•	The Mortgage Loans are indexed off of 1 month LIBOR (1.75%), 6 month LIBOR (1.98%), 1 year LIBOR (14.36%), or 1 year CMT (81.91%).

•	As of the Cut-off Date, the Mortgage Loans will be serviced by: Wells Fargo Bank, N.A. (81.36%), Thornburg Mortgage Home Loans, Inc. (16.24%)*, First Republic Bank (1.18%), Mellon Trust of New England, N.A. (0.68%), Countrywide Home Loans Servicing LP (0.21%), First Horizon Home Loans Corp. (0.17%), and Colonial Savings, F.A. (0.15%).

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc. Cenlar is a private label sub-servicer and is rated Strong by S&P and RPS3+ by Fitch. Cenlar achieved Freddie Mac’s 2005 Tier One performance ranking for investor reporting and default management for two or more quarters during 2005.

•	The aggregate Cut-off Date principal balance of the Mortgage Loans is expected to be approximately $2,478,355,374.06 (the “Mortgage Loans”), subject to a +/-10% variance.

•	The Mortgage Loan pool will be subdivided into two groups (the “Group 1 Mortgage Loans” and the “Group 2 Mortgage Loans”).

MORTGAGE LOAN GROUP DESCRIPTION (AS OF THE CUT-OFF DATE)

>> >>	Group 1 Mortgage Loans Group 2 Mortgage Loans	- Short-Reset ARMs,3yr Hybrids, 5yr Hybrids and 7yr Hybrids - 10yr Hybrids

------------------- -------- --------- -------- ---------- --------- ------- -------- --------- --------- -------- --------- --------
        Loan         % of     Gross      Net    WA Orig      WAM      WALA    Gross     Net     Initial   Period     Max     Mos to
    Description      Pool      WAC       WAC    Term        (mos.)   (mos.)   Margin   Margin   Cap (%)   Cap (%)    Rate     Roll
                               (%)       (%)     (mos.)                        (%)      (%)                          (%)
------------------- -------- --------- -------- ---------- --------- ------- -------- --------- --------- -------- --------- --------
      Group 1        10.42    6.551     6.294      359       350        9     1.927    1.670     4.932     1.884    11.578     68
------------------- -------- --------- -------- ---------- --------- ------- -------- --------- --------- -------- --------- --------
      Group 2        89.58    6.356     6.103      360       358        2     2.670    2.416     5.000     1.991    11.367     118
------------------- -------- --------- -------- ---------- --------- ------- -------- --------- --------- -------- --------- --------
 Group 1-2 Totals:  100.00    6.377     6.123      360       357        3     2.592    2.338     4.993     1.980    11.389     113
------------------- -------- --------- -------- ---------- --------- ------- -------- --------- --------- -------- --------- --------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering:

Sponsor and Seller: Depositor: Lead Manager:	Thornburg Mortgage Home Loans, Inc. Structured Asset Mortgage Investments II Inc. Bear, Stearns & Co. Inc.

Co-Managers:	Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Lehman Brothers Inc.

Master Servicer/ Securities Administrator:	Wells Fargo Bank, N.A.

Trustee: Delaware Trustee: Custodian: Cut-off Date: Expected Pricing Date: Closing Date: Distribution Dates: Interest Accrual Period:	LaSalle Bank N.A.

Wilmington Trust Company

LaSalle Bank N.A.

August 1, 2006

Week of August 21, 2006

On or about August 31, 2006

25th of each month (or if not a business day, the next succeeding business day), commencing in September 2006

In the case of the Class A Certificates, the Interest Accrual Period will be the period from and including the preceding Distribution Date (or from the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. In the case of the Class A-R, Class A-X, and Subordinate Certificates, the Interest Accrual Period will be the calendar month immediately preceding the current Distribution Date.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Day Count / Delay Days /                        --------------------------------------------------------
First Accrual Date:                               Class       Day Count      Delay    First Accrual Date
                                                --------------- ----------- ----------------------------
                                                   A-1       Actual/360        0        August 31, 2006
                                                   A-2A      Actual/360        0        August 31, 2006
                                                   A-2B      Actual/360        0        August 31, 2006
                                                   A-2C      Actual/360        0        August 31, 2006
                                                   A-X         30/360          24        August 1, 2006
                                                   A-R         30/360          24        August 1, 2006
                                                   B-1         30/360          24        August 1, 2006
                                                   B-2         30/360          24        August 1, 2006
                                                   B-3         30/360          24        August 1, 2006
                                                   B-4         30/360          24        August 1, 2006
                                                   B-5         30/360          24        August 1, 2006
                                                   B-6         30/360          24        August 1, 2006
                                                 -------------------------------------------------------
Certificates:	The "Senior Certificates" will consist of the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-X, and Class A-R Certificates. The "Class A Certificates" will consist of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A Certificates are being marketed hereby (the "Offered Certificates"). The Class A-1 and the Class A-R Certificates (the "Group 1 Certificates") will be paid primarily from collections on the Group 1 Mortgage Loans. The Class A-2A, Class A-2B and Class A-2C Certificates (the "Group 2 Certificates") will be paid primarily from collections on the Group 2 Mortgage Loans.

Registration:	The Class A Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests, combined with the right to receive amounts paid in respect of the related Yield Maintenance Agreement and rights to receive payments from and obligations to make payments to the Swap Counterparty upon the Mandatory Auction of the Offered Certificates.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible, if exemptive relief is available under an investor based class exemption, as described in the Prospectus Supplement. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:	The Class A Certificates are expected to be SMMEA eligible.

Minimum Denominations:	Class A Certificates: $25,000 ($100,000 in the case of foreign investors subject to the EU Prospectus Directive)

Mortgage Loans:	On the Closing Date, the aggregate Cut-off Date principal balance of the Mortgage Loans is expected to be approximately $2,478,355,374.06. The Mortgage Loans either adjust their rates based on various indices (the "Adjustable Rate Mortgage Loans") within the first year of origination or in the case of approximately 0.38%, 2.76%, 6.65%, and 89.58% of the Mortgage Loans, have initial rate adjustments generally occurring approximately three, five, seven or ten years, respectively, after the date of origination of such mortgage loan, and thereafter adjust their rates based on various indices ("Hybrid ARMs"). Approximately 0.04%, 0.57%, 1.01%, 86.40% of the Mortgage Loans are required to make payments of interest only for up to the first 36, 60, 84, and 120 months, respectively, following origination. After such interest only period, the monthly payments on such Mortgage Loans adjust to amortize principal over the remaining term of the loan.

As of the Closing Date, the aggregate Cut-off Date principal balance of the Group 1 Mortgage Loans described herein is expected to be approximately $258,333,091.12. The Group 1 Mortgage Loans consist of both adjustable rate and hybrid ARM loans which have an initial rate adjustment occurring approximately 1 month, 6 months, or 1, 3, 5, or 7 years following origination.

As of the Closing Date, the aggregate Cut-off Date principal balance of the Group 2 Mortgage Loans described herein is expected to be approximately $2,220,022,282.94. The Group 2 Mortgage Loans consist of hybrid ARM loans which have an initial rate adjustment occurring approximately 10 years following origination. The aggregate Cut-off Date principal balance of the Mortgage Loans on the Closing Date is subject to a +/-10% variance.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Optional Securities Purchase Right:	Thornburg Mortgage, Inc., the parent of the Seller, will have the option of purchasing the Certificates at a purchase price equal to their certificate principal balance plus accrued interest once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the Cut-off Date aggregate principal balance of the Mortgage Loans (the "Optional Call Date").

Optional Clean-Up Call:	The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates at the option of Thornburg Mortgage Home Loans, Inc., in its capacity as a Servicer, once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the Cut-off Date aggregate principal balance of the Mortgage Loans (the "Clean-Up Call Date").

Mandatory Auction:	Five business days prior to the Distribution Date in August 2011 (such Distribution Date, the "Auction Distribution Date"), the Auction Administrator will auction each of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be received by the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:	[TBD]. The long-term obligations of [TBD] or the guarantor of the Swap Counterparty, if applicable, will be rated at least "AA-" by S&P and "Aa3" by Moody's, respectively.

Auction Administrator:	Wells Fargo Bank, N.A.

Auction Price:	The price at which the Auction Administrator sells each of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates to third-party investors.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Par Price:	With respect to each of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates, an amount equal to the certificate principal balance of each Class of Certificates, after reducing the certificate principal balance of such Class of Certificates by the related principal distributions and losses on the Auction Distribution Date.

Servicer:                                          Servicers                                %
                                                 ---------------------------- -------------------
                                                  Wells Fargo                           81.36%
                                                  Thornburg Mortgage Home Loans (1)     16.24%
                                                  First Republic Bank                    1.18%
                                                  Mellon Trust of New England            0.68%
                                                  Countrywide                            0.21%
                                                  First Horizon Home Loans               0.17%
                                                  Colonial Savings F.A.                  0.15%
                                                 -------------------------------------------------
(1) Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc. Cenlar is a private label sub-servicer and is rated Strong by S&P and RPS3+ by Fitch. Cenlar achieved Freddie Mac's 2005 Tier One performance ranking for investor reporting and default management for two or more quarters during 2005.

Servicing Fee:	The initial weighted average Servicing Fee equals 0.250% per annum.

Master Servicing Fee:	0.0035% per annum. The Master Servicer will pay the Trustee from its fee.

Pricing Prepayment Assumption:	20% CPR per annum.

Net Mortgage Rate:	The "Net Mortgage Rate" for any Mortgage Loan is equal to the rate of the related Mortgage Loan less the Master Servicing Fee and the related Servicing Fee rate.

Net WAC Rate:	The "Net WAC Rate" for each Distribution Date and mortgage loan group will be the weighted average of the Net Mortgage Rates of the related Mortgage Loans at the beginning of the related due period, weighted on the basis of their principal balances at the beginning of the related due period.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Class A Pass-Through Rate:
The "Pass-Through Rate" for each of the Class A Certificates on or prior to the Auction Distribution Date, will be equal to One Month LIBOR, plus the related margin. On any Distribution Date following the Auction Distribution Date, the Pass-Through Rate of each class of the Class A Certificates will be equal to the product of the Net WAC Rate of the related loan group multiplied by the quotient of 30 divided by the actual number of days in the Interest Accrual Period.

Class A-X Pass-Through Rate:
The Pass-Through Rate with respect to the Class A-X Certificates for any Distribution Date on or prior to the Auction Distribution Date will equal the excess, if any, of (a) the Net WAC Rate of each mortgage loan group, weighted, in the case of the Net WAC Rate for Group 1, based on the Certificate Principal Balance of the Class A-1 Certificates immediately before such Distribution Date, and, in the case of the Net WAC Rate for Group 2, based on the aggregate Certificate Principal Balance of the Class A-2A, Class A-2B and Class A-2C Certificates immediately before such Distribution Date over (b) the product of (1) in the case of Group 1, the Pass-Through Rate of the Class A-1 Certificates and in the case of the Group 2, the weighted average of the Pass-Through Rates of the Class A-2A, Class A-2B and Class A-2C Certificates weighted based on the Certificate Principal Balance of each such Class immediately before such Distribution Date and in each case computed for this purpose by assuming that the related Pass-Through Rate on each such Class was subject to a cap equal to the product of the applicable Net WAC Rate and the quotient of 30 divided by the actual number of days in the related Interest Accrual Period, multiplied by (2) the quotient of the actual number of days in the related Interest Accrual Period divided by 30. Following the Auction Distribution Date, the Pass-Through Rate with respect to the Class A-X Certificates will be zero.

Class A-R Certificate Pass-Through Rate:	The Pass-Through Rate with respect to the Class A-R Certificates will be equal to the Net WAC Rate of the Group 1 Mortgage Loans.

Subordinate Certificates Pass-Through Rates:
The Pass-Through Rate with respect to each Class of Subordinate Certificates will be equal to the weighted average of the Net WAC Rate applicable to each mortgage loan group, weighted based on the Subordinate Component of each mortgage loan group.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Subordinate Component:	For any Distribution Date and with respect to any mortgage loan group, the Subordinate Component will equal the sum of the balance of the Mortgage Loans in the related mortgage loan group, as of the first day of the month preceding the month in which such Distribution Date occurs, minus the aggregate certificate principal balance of the related Senior Certificates immediately prior to such Distribution Date.

Yield Maintenance Agreements:
On the Closing Date, the Securities Administrator will enter into two "Yield Maintenance Agreements", or "YMA"s, with a counterparty (the "YMA Counterparty")(whose long-term obligations are rated no lower than "AA-" by S&P and "Aa3" by Moody's), one for the benefit of the Class A-1 Certificates and one for the benefit of the Class A-2A, Class A-2B and Class A-2C Certificates. The notional balance of each YMA, with respect to each Distribution Date, will be an amount equal to the aggregate principal balance of the related Class or Classes of Certificates for the immediately preceding Distribution Date (or as of the Closing Date for the first Distribution Date), after giving effect to distributions on such Distribution Date. The YMA Counterparty will be obligated to make monthly payments to the Securities Administrator when One Month LIBOR exceeds the related specified strike rate. Each YMA will terminate on the Auction Distribution Date.

The Strike Rate for the related Yield Maintenance Agreement with respect to the related Class A Certificates will equal the excess of (i) the Net WAC Rate of the related loan group multiplied by the quotient of 30 divided by the actual number of days in the Interest Accrual Period, over (ii) the margin (or weighted average margin in the case of the Class A-2A, Class A-2B and Class A-2C Certificates) of the related Class A Certificates.

Credit Enhancement:	Senior/subordinate, shifting interest structure. Credit Enhancement for the Senior Certificates will consist of the Subordinate Certificates (total initial subordination is expected to be approximately 3.20%).

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Terms of the Offering (cont):

Allocation of Realized Losses:
If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Any Realized Losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective certificate principal balance has been reduced to zero; thereafter, to the related Class A Certificates in reduction of their class principal balance. Furthermore, losses otherwise allocable to the Class A-2B Certificates will first be allocated to the Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates has been reduced to zero.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Principal Distribution Amounts:

Initial Senior Enhancement Percentage = approximately 3.20%

Senior Enhancement Percentage =	Subordinate Certificate Principal Balance / Aggregate Collateral Balance

Shifting Interest: Until the first Distribution Date occurring after August 2013, the Subordinate Certificates will be locked out of payments of unscheduled principal (unless the Senior Certificates have been reduced to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal payments as described below.

The prepayment shift percentages from the Subordinate Percentage to the Senior Certificates are as follows:

•	If the Senior Enhancement Percentage is less than 2 times the Initial Senior Enhancement Percentage:

               ------------------------------------ -------------------------------
                      Distribution Dates (months)               Shift Percentage
               ------------------------------------ -------------------------------
                                1 - 84                                100%
                                85 - 96                               70%
                               97 - 108                               60%
                               109 - 120                              40%
                               121 - 132                              20%
                                 133+                                  0%
               ----------------------------------- -------------------------------
•	If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

               --------------------------------------- ----------------------------
                      Distribution Dates (months)               Shift Percentage
               --------------------------------------- ----------------------------
                                1 - 36                               50%
                                 37+                                  0%
               -------------------------------------- -----------------------------

(If the Senior Enhancement Percentage doubles as compared to the Initial Senior Enhancement Percentage during the first 36 months of the transaction, the Class A Certificates will be entitled to 50% of the Subordinate Percentage of unscheduled principal, subject to cumulative loss and delinquency tests. After month 36, if the Senior Enhancement Percentage has doubled as compared to the Cut-off Date Senior Enhancement Percentage, the Class A Certificates will be entitled to unscheduled principal based on the Senior Percentage only, subject to cumulative loss and delinquency tests). In the event the Senior Percentage for any group exceeds the Initial Senior Percentage, the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Principal Distribution Amounts (cont.):

For each mortgage loan group, calculate the following:

Senior Percentage = Senior Certificate Principal Balance / Mortgage Loan balance.

Subordinate Percentage = 100% - related Senior Percentage.

Senior Prepayment Percentage = related Senior Percentage + Shift Percentage * related Subordinate Percentage.

The group related Senior Principal Distribution Amount (“Senior PDA”) will be equal to the sum of (i) the product of (a) related scheduled principal payments and (b) related Senior Percentage (ii) the product of (a) related prepayment principal payments and (b) related Senior Prepayment Percentage and (iii) the lesser of (a) the related net liquidation proceeds allocable to principal and (b) the product of the related Senior Prepayment Percentage and the remaining principal balance of any Mortgage Loan that was finally liquidated during the related period.

The group related Subordinate Principal Distribution Amount (“Subordinate PDA”) will be equal to the difference between (i) the sum of related scheduled principal and unscheduled principal payments and (ii) the related Senior PDA.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Thornburg Mortgage Securities Trust 2006-5
Free Writing Prospectus

Certificate Priority of Distributions:

(A)	On each Distribution Date, the available distribution amount for each related mortgage loan group will be allocated, after payment of the Master Servicing Fee, among the Classes of Senior Certificates relating to that mortgage loan group as follows:

(1)	Accrued and unpaid interest at the related Pass-Through Rate on the related Classes of Class A Certificates, on a pro rata basis with respect to each class of certificates related to the same mortgage loan group. For purposes of distributions of the interest pursuant to this clause (1), the amount payable to the Class A-X Certificates will be based only on the class notional balance of the Class A-X Certificates derived from the related group of mortgage loans, and the Pass-Through Rates on the related Class A Certificates shall be deemed to be subject to a cap equal to the Net WAC Rate of the mortgage loans in the related loan group, adjusted to reflect interest on an actual/360 basis;

(2)	From funds provided under the related Yield Maintenance Agreement, first to the related Class A Certificates, any amount of interest not paid pursuant to clause (1) above and second, any remaining amounts to the Class A-X Certificates; and

(3)	Principal of the related class of senior certificates (except that the Class A-R and Class A-1 Certificates will receive payments of principal sequentially, in that order, from payments received on the group 1 mortgage loans); and

(B)	With respect to all remaining available distribution amounts for all loan groups:

(1)	Accrued and unpaid interest on, and then their respective share of principal of, each class of subordinate certificates, in the order of their numerical class designations beginning with the Class B-1 Certificates; and

(2)	to the Class A-R Certificate.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Class A Certificates from the unrelated loan group, to the extent not received from the related loan group.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Sensitivity Analysis - To Mandatory Auction Date
----------------------------- ----------- -------------- ---------- ------------ ------------    --------------
CPR                                10%          15%         20%         25%             30%          40%

Class A-1
Price: 100-00
Avg. Life (yrs)                    3.85        3.38        2.97         2.61            2.29        1.77
Modified Duration (yrs)            3.32        2.93        2.60         2.30            2.03        1.59
Principal Window (mos.)            1-60        1-60        1-60         1-60            1-60        1-60

Class A-2A
Price: 100-00
Avg. Life (yrs)                    3.84        3.37        2.96         2.60            2.29        1.77
Modified Duration (yrs)            3.31        2.93        2.59         2.29            2.03        1.59
Principal Window (mos.)            1-60        1-60        1-60         1-60            1-60        1-60

Class A-2B
Price: 100-00
Avg. Life (yrs)                    3.84        3.37        2.96         2.60            2.29        1.77
Modified Duration (yrs)            3.31        2.93        2.59         2.29            2.03        1.59
Principal Window (mos.)            1-60        1-60        1-60         1-60            1-60        1-60

Class A-2C
Price: 100-00
Avg. Life (yrs)                    3.84        3.37        2.96         2.60            2.29        1.77
Modified Duration (yrs)            3.31        2.92        2.59         2.29            2.03        1.59
Principal Window (mos.)            1-60        1-60        1-60         1-60            1-60        1-60
----------------------------- ------------ ----------- ----------- --------------- ---------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 ------------------------------------------------------------------------------------------------------------------
                                 Thornburg 2006-5 Aggregate Mortgage Loan Summary

 -----------------------------------------------------------------------------------------------------------------
                                       As of Cut-off Date (August 1, 2006)
 Total Number of Loans                                    3,216           Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                $2,478,355,374.06          Yes                               0.41%
 Average Loan Principal Balance                         770,633           No                               99.59%
 Fixed Rate                                               0.00%
 Adjustable Rate (including Hybrids)                    100.00%           Primary Mortgage Insurance Coverage
 Prepayment Penalty                                       2.13%           (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                 6.377%           Yes                              63.88%
 Weighted Average Margin                                 2.592%           No                               36.12%
 Non-Zero Weighted Average Initial Periodic              4.993%
 Cap
 Non-Zero Weighted Average Periodic Cap                  1.980%           Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                          11.389%           (First Lien Loans with Effective LTV >
                                                                          80%)
 Weighted Average Floor Rate                             2.595%           Yes                             100.00%
 Weighted Average Original Term (mo.)                       360           No                                0.00%
 Weighted Average Remaining Term (mo.)                      357
 Weighted Average Loan Age (mo.)                              3           Prepayment Penalty Term
 Weighted Average Original LTV                           67.40%           None                             97.87%
 Non-Zero Weighted Average FICO                             754           6                                 0.06%
 Non-Zero Weighted Average DTI                           35.10%           12                                0.61%
 Interest Only Mortgage Loans                            88.02%           36                                0.72%
 First Lien Mortgage Loans                              100.00%           48                                0.14%
                                                                          60                                0.60%
 Product Type
 1MLIBOR IO                                               0.59%           Geographic Distribution
                                                                          (Other states account individually for
 6MLIBOR IO                                               0.01%           less than
                                                                          5% of the Cut-off Date principal
 1/1CMT                                                   0.01%           balance)
 1/1LIBOR IO                                              0.02%           CA                               41.01%
 3/1CMT                                                   0.01%           NY                                8.11%
 3/1LIBOR                                                 0.05%           FL                                5.15%
 3/1LIBOR IO                                              0.30%
 3/6LIBOR IO                                              0.02%           Occupancy Status
 5/1CMT                                                   0.05%           Primary Home                     84.81%
 5/1CMT IO                                                0.10%           Second Home                      11.21%
 5/1LIBOR                                                 0.19%           Investment                        3.98%
 5/1LIBOR IO                                              1.84%
 5/1MO LIBOR IO                                           0.17%           Loan Documentation
 5/6LIBOR                                                 0.04%           Alternative                       0.10%
                                                                          Asset
 5/6LIBOR IO                                              0.38%           Only                             18.80%
 7/1CMT                                                   0.04%           FULL/ALT                          0.02%
                                                                          Full
 7/1CMT IO                                                0.32%           Documentation                    35.03%
                                                                          Income
 7/1LIBOR                                                 0.26%           Only                              0.06%
                                                                          No
 7/1LIBOR IO                                              5.27%           Documentation                     1.47%
                                                                          No
 7/1MO LIBOR IO                                           0.05%           Ratio                             0.26%
 7/6LIBOR IO                                              0.70%           Reduced                          25.21%
                                                                          Stated
 10/1CMT                                                 11.04%           Asset                             0.10%
                                                                          Stated
 10/1CMT IO                                              70.36%           Income                           17.55%
                                                                          Stated Income Stated
 10/1LIBOR                                                0.31%           Asset                             1.33%
                                                                          Streamline Cash
 10/1LIBOR IO                                             6.12%           Out                               0.06%
 10/1MO LIBOR IO                                          0.93%
 10/6LIBOR IO                                             0.83%           Loan Purpose
                                                                          Purchase                         64.06%
                                                                          Cash Out Refinance               19.98%
                                                                          Rate/Term Refinance              15.96%
 --------------------------------------------- ----------------- -------- --------------------------- ------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------

                             Collateral characteristics are listed below as of the Cut-off Date
                                                      Principal Balances
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 ($)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
          0.01 - 100,000.00                  16         1,288,264.62       0.05      6.466         332       70.41        774
   100,000.01 -    200,000.00                86        13,307,956.14       0.54      6.688         348       73.10        759
   200,000.01 -    300,000.00                83        20,926,324.01       0.84      6.469         349       73.35        748
   300,000.01 -    400,000.00                66        23,155,916.24       0.93      6.426         344       69.37        752
   400,000.01 -    500,000.00               548       254,740,606.78      10.28      6.388         357       68.78        755
   500,000.01 -    600,000.00               612       340,394,340.56      13.73      6.364         358       69.60        754
   600,000.01 -    700,000.00               482       313,966,224.06      12.67      6.348         357       69.29        757
   700,000.01 -    800,000.00               290       218,985,616.47       8.84      6.337         357       68.79        759
   800,000.01 -    900,000.00               197       168,699,852.36       6.81      6.337         358       69.47        756
   900,000.01 -  1,000,000.00               344       337,896,260.98      13.63      6.291         358       63.83        755
 1,000,000.01 -  2,000,000.00               443       637,687,026.88      25.73      6.394         358       66.20        751
 2,000,000.01 -  3,000,000.00                34        84,817,623.28       3.42      6.547         358       66.47        751
 3,000,000.01 -  4,000,000.00                 9        31,886,847.21       1.29      6.708         358       63.70        749
 4,000,000.01 -  5,000,000.00                 4        18,485,000.09       0.75      6.769         358       53.87        775
 5,000,000.01 -  6,000,000.00                 1         5,117,514.38       0.21      7.125         348       60.00        704
 6,000,000.01 -  7,000,000.00                 1         7,000,000.00       0.28      6.375         360       47.46        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	$20,414 $7,000,000 $770,633

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                        Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 3.501 -  4.000                               3         1,328,592.82       0.05      3.825         302       74.29        712
 4.001 -  4.500                               7         2,852,757.55       0.12      4.259         301       60.89        806
 4.501 -  5.000                               7         3,688,219.94       0.15      4.848         344       77.04        766
 5.001 -  5.500                              88        69,793,923.87       2.82      5.408         357       69.21        761
 5.501 -  6.000                             483       364,906,143.40      14.72      5.842         357       67.75        758
 6.001 -  6.500                           1,602     1,279,168,954.05      51.61      6.367         358       67.00        757
 6.501 -  7.000                             987       713,891,499.44      28.81      6.735         358       67.75        747
 7.001 -  7.500                              39        42,725,282.99       1.72      7.200         356       66.88        735
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: WeightedAverage:	3.630% 7.500% 6.377%

------------------------------------------------------------------------------------------------------------------------------
                                                          FICO Score
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted    Weighted    Weighted   Non-zero
                                                                         # of      Average     Average     Average   Weighted
                                         # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                 FICO                   Loans            ($)            Balance    Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
   0 -  500                                   4          2,289,916.31      0.09      6.017         357       53.00          0
 501 -  550                                   1            399,200.00      0.02      6.750         241       79.86        519
 551 -  600                                   1            866,692.49      0.03      6.375         314       31.64        558
 601 -  650                                  21         14,941,921.99      0.60      6.552         350       67.82        629
 651 -  700                                 231        184,408,315.48      7.44      6.428         357       66.89        683
 701 -  750                               1,030        800,863,089.31     32.31      6.419         357       67.45        727
 751 -  800                               1,694      1,308,974,503.17     52.82      6.353         358       67.81        776
 801 -  850                                 234        165,611,735.31      6.68      6.291         356       64.84        807
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216      2,478,355,374.06    100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	519 820 754

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------

                             Collateral characteristics are listed below as of the Cut-off Date
                                                Effective Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (%)                      Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                            10         5,854,959.53       0.24      6.480         355       16.09        774
  20.01 -   30.00                            42        31,861,335.31       1.29      6.390         356       25.99        758
  30.01 -   40.00                            96        74,588,093.50       3.01      6.330         356       35.63        755
  40.01 -   50.00                           212       176,603,210.26       7.13      6.373         357       46.25        755
  50.01 -   60.00                           392       338,843,456.46      13.67      6.427         358       56.01        755
  60.01 -   70.00                           725       656,622,546.05      26.49      6.380         357       66.47        750
  70.01 -   80.00                         1,722     1,187,637,119.89      47.92      6.362         357       77.55        756
  80.01 -   90.00                            14         5,529,701.16       0.22      6.567         351       88.88        731
  90.01 -  100.00                             3           814,951.90       0.03      6.351         337       94.95        797
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	13.04% 95.00% 67.32%

------------------------------------------------------------------------------------------------------------------------------
                                                 Original Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                         % of     Average      Average     Average   Weighted
                                         # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (%)                       Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                            10         5,854,959.53       0.24      6.480         355       16.09        774
  20.01 -   30.00                            42        31,861,335.31       1.29      6.390         356       25.99        758
  30.01 -   40.00                            96        74,588,093.50       3.01      6.330         356       35.63        755
  40.01 -   50.00                           212       176,603,210.26       7.13      6.373         357       46.25        755
  50.01 -   60.00                           392       338,843,456.46      13.67      6.427         358       56.01        755
  60.01 -   70.00                           718       651,629,661.49      26.29      6.379         357       66.32        750
  70.01 -   80.00                         1,713     1,183,011,309.89      47.73      6.362         357       77.46        756
  80.01 -   90.00                            23        11,241,455.72       0.45      6.502         355       88.39        752
  90.01 -  100.00                            10         4,721,891.90       0.19      6.427         355       98.67        736
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	13.04% 100.00% 67.40%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                        Effective Loan-to-Value Ratio Greater Than 80
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of       Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans            ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
LTV > 80 AMERIN                               1           522,000.00       8.23      7.125         358       90.00        721
LTV > 80 GE                                   1           472,604.00       7.45      6.125         359       95.00        812
LTV > 80 Genworth Financial                   1           318,600.00       5.02      6.375         358       90.00        765
LTV > 80 MGIC                                 1           311,661.07       4.91      6.375         359       85.00        652
LTV > 80 PMI                                  1           504,947.69       7.96      6.875         358       90.00        746
LTV > 80 RADIAN                               6         1,245,890.30      19.64      6.363         320       90.38        735
LTV > 80 RMIC                                 2         1,187,500.00      18.72      6.652         358       89.96        738
LTV > 80 UGIC                                 1           621,000.00       9.79      5.625         359       90.00        794
LTV > 80 United Guaranty                      3         1,160,450.00      18.29      6.952         351       87.09        708
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        17         6,344,653.06     100.00      6.539         350       89.66        739
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                              Original Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of       Principal Balance   Principal  Gross       Remaining   Original   Average
          (months)                      Loans            ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
240                                           2         1,182,299.27       0.05      5.801         239       77.03      790
300                                          13         4,581,067.93       0.18      6.889         241       65.75      733
360                                       3,201     2,472,592,006.86      99.77      6.376         358       67.40      754
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40      754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	240 360 360

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------

                             Collateral characteristics are listed below as of the Cut-off Date
                                              Remaining Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------

                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 180 -  239                                   3         1,354,951.28       0.05      5.953         239       77.40        786
 240 -  299                                  21         8,564,415.22       0.35      6.585         269       61.10        750
 300 -  359                               2,977     2,303,333,170.56      92.94      6.364         358       67.30        754
 360 -  419                                 215       165,102,837.00       6.66      6.550         360       69.02        753
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	239 360 357

------------------------------------------------------------------------------------------------------------------------------
                                                     Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted       Non-zero
                                                                       # of      Average    Average     Average       Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance    Coupon      Term         LTV           Fico
------------------------------------------------------------------------------------------------------------------------------
N/A                                          13         9,120,068.53       0.37      6.575         342       58.47        750
 0.01 - 10.00                                37        39,729,982.32       1.60      6.411         356       58.84        746
10.01 - 20.00                               215       177,387,920.18       7.16      6.324         357       62.66        757
20.01 - 30.00                               639       520,843,916.22      21.02      6.319         357       64.37        756
30.01 - 40.00                             1,247       946,072,290.85      38.17      6.403         358       68.40        751
40.01 - 50.00                               906       672,122,108.04      27.12      6.391         358       69.51        756
50.01 - 60.00                               115        84,557,745.54       3.41      6.366         358       71.21        760
60.01 - 70.00                                32        18,930,222.01       0.76      6.374         356       73.64        761
70.01 - 80.00                                 8         5,390,059.74       0.22      6.304         359       65.25        713
80.01 +                                       4         4,201,060.63       0.17      7.039         357       78.62        746
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	2.38% 119.35% 35.10%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Product Type
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
1MLIBOR IO                                   24        14,725,772.66       0.59      6.844         300       65.04        721
6MLIBOR IO                                    1           354,409.40       0.01      6.380         301       80.00        709
1/1CMT                                        2           305,208.83       0.01      5.501         301       84.35        787
1/1LIBOR IO                                   1           558,104.46       0.02      6.625         333       79.97        772
3/1CMT                                        1           132,367.46       0.01      6.130         301       61.47        727
3/1LIBOR                                      3         1,270,072.13       0.05      5.474         333       55.40        751
3/1LIBOR IO                                  14         7,416,354.85       0.30      6.234         330       69.99        753
3/6LIBOR IO                                   1           488,000.00       0.02      6.375         360       80.00        738
5/1CMT                                        4         1,137,323.52       0.05      6.502         316       76.53        749
5/1CMT IO                                     5         2,395,540.00       0.10      6.777         323       51.23        780
5/1LIBOR                                     11         4,749,745.53       0.19      6.270         331       71.63        742
5/1LIBOR IO                                  75        45,521,687.02       1.84      6.285         348       65.81        738
5/1MO LIBOR IO                                6         4,288,200.00       0.17      6.016         359       64.67        698
5/6LIBOR                                      2           881,060.45       0.04      6.536         358       80.00        727
5/6LIBOR IO                                   9         9,374,000.00       0.38      6.518         357       75.12        740
7/1CMT                                        2           876,000.00       0.04      6.693         360       80.00        795
7/1CMT IO                                     8         8,041,523.00       0.32      6.850         356       64.02        751
7/1LIBOR                                     12         6,542,145.71       0.26      6.539         357       71.04        706
7/1LIBOR IO                                 193       130,510,054.10       5.27      6.649         357       72.03        748
7/1MO LIBOR IO                                3         1,297,952.00       0.05      6.268         359       71.62        757
7/6LIBOR IO                                  22        17,467,570.00       0.70      6.588         359       73.82        760
10/1CMT                                     391       273,500,725.87      11.04      6.100         358       66.92        757
10/1CMT IO                                2,174     1,743,693,806.25      70.36      6.372         358       66.91        756
10/1LIBOR                                    14         7,632,400.54       0.31      6.524         352       72.39        771
10/1LIBOR IO                                194       151,715,310.28       6.12      6.601         358       68.44        749
10/1MO LIBOR IO                              21        22,940,500.00       0.93      6.321         359       63.52        763
10/6LIBOR IO                                 23        20,539,540.00       0.83      6.639         359       75.49        741
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Interest Only
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Weighted    Weighted    Weighted   Non-zero
                                                                        % of      Average      Average     Average   Weighted
                                         # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                         Loans           ($)           Balance    Coupon        Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Interest Only                             2,774     2,181,328,324.02      88.02      6.411         357       67.41        754
Not Interest Only                           442       297,027,050.04      11.98      6.124         357       67.30        756
------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                               Prepayment Penalty Original Term
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                      3,151     2,425,566,633.59      97.87      6.376         357       67.35        754
6                                             1         1,507,500.00       0.06      6.875         359       73.54        692
12                                           18        15,014,375.52       0.61      6.619         332       70.43        737
36                                           23        17,821,043.38       0.72      6.436         358       72.07        749
48                                            4         3,538,200.00       0.14      5.969         359       66.22        689
60                                           19        14,907,621.57       0.60      6.234         353       67.05        765
------------------------------------------------------------------------------------------------------------------------------
TOTAL
                                          3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Lien Position
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original     Average
                                       Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
First Lien                                3,216     2,478,355,374.06     100.00      6.377         357       67.40      754
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40      754
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      Documentation Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Alternative                                   5         2,494,000.00       0.10      6.783         359       62.47     748
Asset Only                                  661       465,853,149.14      18.80      6.430         359       68.01     762
FULL/ALT                                      1           423,516.68       0.02      6.750         300       75.00     701
Full Documentation                        1,170       868,232,623.85      35.03      6.397         356       70.67     749
Income Only                                   3         1,472,000.00       0.06      6.456         359       77.84     712
No Documentation                             57        36,553,378.78       1.47      6.519         359       47.03     773
No Ratio                                      8         6,512,132.54       0.26      6.795         340       58.77     754
Reduced                                     741       624,814,442.56      25.21      6.259         358       69.42     752
Stated Asset                                  5         2,546,399.37       0.10      6.340         357       70.47     721
Stated Income                               510       435,001,917.58      17.55      6.426         358       60.65     756
Stated Income Stated Asset                   53        32,881,813.56       1.33      6.396         358       47.19     774
Streamline Cash Out                           2         1,570,000.00       0.06      6.375         360       71.15     737
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Loan Purpose
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Purchase                                  2,041     1,587,718,449.79      64.06      6.350         358       70.74      757
Cash Out Refinance                          651       495,087,618.94      19.98      6.514         357       60.77      748
Rate/Term Refinance                         524       395,549,305.33      15.96      6.313         357       62.29      750
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40      754
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                   57        50,131,990.87       2.02      6.631         359       67.86      757
Condo                                       388       250,293,978.58      10.10      6.369         357       70.29      760
Condotel                                      6         3,295,100.00       0.13      6.604         358       54.33      738
Cooperative                                  45        41,434,623.66       1.67      6.215         357       67.03      763
PUD                                         173       105,936,088.77       4.27      6.469         352       71.81      743
Single Family                             2,542     2,026,465,856.86      81.77      6.369         358       66.83      754
Townhouse                                     5           797,735.32       0.03      6.740         359       70.07      746
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40      754
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            2,669     2,101,896,644.71      84.81      6.356         357       67.61     754
Second Home                                 322       277,722,053.38      11.21      6.421         357       65.61     755
Investor                                    225        98,736,675.97       3.98      6.694         358       68.03     752
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

-----------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Mortgage Loan Characteristics
-----------------------------------------------------------------------------------------------------------------------------------
                                Collateral characteristics are listed below as of the Cut-off Date
                                                            Originator
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted    Weighted
                                                                     % of       Weighted       Average      Average     Non-zero
                                    # of       Principal Balance   Principal  Average Gross   Remaining    Original     Weighted
            Originator                Loans           ($)           Balance      Coupon          Term         LTV     Average Fico
-----------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Mortgage                           1           423,516.68      0.02           6.750          300       75.00          701
Countrywide                                 1         5,117,514.38      0.21           7.125          348       60.00          704
First Republic Bank                        32        29,242,092.00      1.18           6.284          358       64.27          754
Thornburg Mortgage and
Others*                                   618       427,250,849.46     17.24           6.574          354       69.91          747
Wells Fargo                             2,564     2,016,321,401.54     81.36           6.334          358       66.93          756
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   3,216     2,478,355,374.06    100.00           6.377          357       67.40          754
-----------------------------------------------------------------------------------------------------------------------------------

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Mortgage Loan Characteristics
                                                           State
----------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted    Weighted   Weighted   Non-zero
                                                                       % of    Average      Average   Average    Weighted
                                      # of      Principal Balance   Principal  Gross       Remaining  Original   Average
                                       Loans           ($)           Balance     Coupon      Term        LTV        Fico
----------------------------------------------------------------------------------------------------------------------------
Alabama                                      9         5,169,283.57       0.21      6.211         359      70.91      737
Arizona                                     82        60,949,006.66       2.46      6.416         358      67.66      759
Arkansas                                     2         1,455,000.00       0.06      6.291         358      68.51      737
California                               1,219     1,016,469,615.76      41.01      6.454         358      65.81      756
Colorado                                   130        99,432,686.56       4.01      6.347         358      66.60      760
Connecticut                                 42        36,387,795.67       1.47      6.442         357      60.85      758
Delaware                                    13        10,860,785.87       0.44      6.379         358      60.54      757
District of Columbia                        24        23,366,699.72       0.94      6.443         358      68.99      774
Florida                                    175       127,663,891.68       5.15      6.469         357      68.09      750
Georgia                                     92        53,587,761.48       2.16      6.307         343      71.78      745
Hawaii                                      21        27,253,757.27       1.10      6.220         358      61.02      748
Idaho                                       10         7,802,832.51       0.31      6.248         358      66.57      719
Illinois                                    95        60,860,523.68       2.46      6.342         357      68.71      750
Indiana                                      9         4,187,292.19       0.17      5.847         353      73.47      757
Iowa                                         9         4,935,456.69       0.20      5.826         358      77.97      756
Kansas                                       5         2,492,165.00       0.10      5.970         346      69.40      766
Kentucky                                     2           690,000.00       0.03      6.188         348      79.88      801
Louisiana                                    2         1,530,000.00       0.06      6.252         358      74.97      753
Maine                                        4         2,669,117.65       0.11      6.243         358      68.02      724
Maryland                                   109        73,561,721.89       2.97      6.309         358      71.04      753
Massachusetts                               83        68,285,184.79       2.76      6.290         357      66.41      750
Michigan                                    13         7,526,640.08       0.30      6.265         358      64.11      769
Minnesota                                   76        51,468,136.53       2.08      6.154         358      73.48      758
Mississippi                                  1            91,595.00       0.00      6.375         333      44.32      796
Missouri                                    11         9,170,243.95       0.37      6.154         358      70.22      755
Montana                                      7         8,721,698.34       0.35      6.728         359      70.51      769
Nebraska                                     9         5,673,519.70       0.23      5.891         358      75.98      772
Nevada                                      39        27,475,108.35       1.11      6.347         358      70.56      746
New Hampshire                                4         4,605,790.38       0.19      5.950         358      69.37      748
New Jersey                                 150       118,767,773.14       4.79      6.337         358      67.04      748
New Mexico                                  21        14,606,164.22       0.59      6.434         354      67.52      731
New York                                   225       200,974,061.39       8.11      6.324         358      67.42      754
North Carolina                              61        38,116,472.80       1.54      6.312         354      68.60      754
Ohio                                        18         8,917,174.06       0.36      6.279         358      67.27      743
Oklahoma                                     3           373,170.00       0.02      6.875         359      69.99      728
Oregon                                      22        11,167,468.85       0.45      6.353         358      71.41      736
Pennsylvania                                59        41,156,554.69       1.66      6.193         357      69.79      755
Rhode Island                                 4         2,545,000.00       0.10      6.399         352      66.89      760
South Carolina                              48        28,700,124.23       1.16      6.394         354      66.76      748
South Dakota                                 4         2,794,912.66       0.11      6.141         338      73.53      793
Tennessee                                   14        10,572,862.88       0.43      6.168         359      67.78      773
Texas                                       58        45,456,158.38       1.83      6.195         357      68.77      746
Utah                                        10         7,714,181.28       0.31      6.589         359      70.55      748
Vermont                                      2         1,491,000.00       0.06      6.307         358      65.56      739
Virginia                                   123        83,387,931.87       3.36      6.275         357      71.43      759
Washington                                  85        50,594,376.13       2.04      6.323         358      73.68      753
Wisconsin                                   11         6,283,076.51       0.25      6.144         358      72.96      752
Wyoming                                      1           393,600.00       0.02      6.625         359      79.86      690
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                    3,216     2,478,355,374.06     100.00      6.377         357      67.40      754
--------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Gross Margin
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted      Non-zero
                                                                        % of    Average      Average     Average      Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                 2         1,213,700.00       0.05      6.000         360       59.06        759
1.001 - 1.500                                 9         4,555,374.27       0.18      6.491         300       68.16        739
1.501 - 2.000                               587       416,938,355.42      16.82      6.541         355       69.73        747
2.001 - 2.500                                59        43,000,192.36       1.74      6.754         345       67.49        745
2.501 - 3.000                             2,559     2,012,647,752.01      81.21      6.335         358       66.92        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	1.000% 2.875% 2.592%

------------------------------------------------------------------------------------------------------------------------------
                                                          Floor Rate
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted      Non-zero
                                                                        % of    Average      Average     Average      Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                 2         1,213,700.00       0.05      6.000         360       59.06        759
1.001 - 1.500                                 2           433,350.00       0.02      6.404         300       79.99        762
1.501 - 2.000                               588       417,361,872.10      16.84      6.541         355       69.74        747
2.001 - 2.500                                57        42,779,884.86       1.73      6.757         345       67.44        744
2.501 - 3.000                             2,565     2,016,346,259.60      81.36      6.335         358       66.92        756
3.001 - 3.500                                 1            99,558.85       0.00      5.750         298       72.67        785
4.501 - 5.000                                 1           120,748.65       0.00      6.750         300       79.99        798
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	1.000% 4.750% 2.595%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Maximum Rate
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 8.501 -  9.000                               3         1,328,592.82       0.05      3.825         302       74.29     712
 9.001 -  9.500                               7         2,852,757.55       0.12      4.259         301       60.89     806
 9.501 - 10.000                               8         3,893,869.92       0.16      4.876         342       77.73     767
10.001 - 10.500                              88        69,755,473.89       2.81      5.410         357       69.17     761
10.501 - 11.000                             487       364,654,928.64      14.71      5.850         356       67.79     758
11.001 - 11.500                           1,570     1,255,379,991.59      50.65      6.367         358       66.99     757
11.501 - 12.000                             978       715,225,352.93      28.86      6.731         358       67.82     747
12.001 - 12.500                              58        55,133,420.61       2.22      6.902         359       67.55     746
12.501 - 13.000                              17        10,130,986.11       0.41      6.744         307       58.46     741
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	8.625% 13.000% 11.389%

------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         54        43,252,424.66       1.75      6.467         339       64.39     743
1.000                                         1           354,409.40       0.01      6.380         301       80.00     709
2.000                                         5         1,790,829.97       0.07      6.428         327       79.55     767
4.000                                        19         9,306,794.44       0.38      6.136         331       68.40     751
5.000                                     3,137     2,423,650,915.59      97.79      6.376         358       67.44     754
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	1.000% 5.000% 4.993%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                           Aggregate Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         54        43,252,424.66       1.75      6.467         339       64.39        743
1.000                                        58        49,104,579.85       1.98      6.592         358       74.98        747
2.000                                     3,103     2,385,666,369.55      96.26      6.371         358       67.30        755
5.000                                         1           332,000.00       0.01      6.500         357       80.00        667
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40        754
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	1.000% 5.000% 1.980%

------------------------------------------------------------------------------------------------------------------------------
                                                Months to Next Rate Adjustment
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (months)               Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
   1  -  12                                  40        20,565,160.42       0.83      6.584         301       65.05     730
  13 -   24                                   8         3,681,286.22       0.15      4.550         301       65.51     781
  25 -   36                                  18         9,315,603.47       0.38      6.344         331       67.97     760
  49 -   60                                  94        60,465,796.20       2.44      6.441         353       67.94     733
  73 -   84                                 241       165,179,514.82       6.66      6.638         357       71.80     748
  85 -   96                                   1           622,834.25       0.03      5.250         302       49.63     757
  97 -  108                                  13        12,510,557.24       0.50      5.683         347       66.25     727
 109 -  120                               2,801     2,206,014,621.44      89.01      6.361         358       67.09     756
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Mortgage Loan Characteristics
----------------------------------------------------------------------------------------------------------------------------------
                               Collateral characteristics are listed below as of the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
                                                            Servicers
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted        Non-zero
                                                                        % of    Average      Average     Average       Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original       Average
                                        Loans           ($)           Balance     Coupon      Term         LTV           Fico
----------------------------------------------------------------------------------------------------------------------------------
Colonial Savings F.A.                               5        3,720,050.00      0.15      6.779         359       73.99        751
Countrywide                                         1        5,117,514.38      0.21      7.125         348       60.00        704
First Horizon Home Loans                            6        4,254,768.00      0.17      6.620         359       76.27        750
First Republic Bank                                32       29,242,092.00      1.18      6.284         358       64.27        754
Lighthouse Community Bank                           1          120,748.65      0.00      6.750         300       79.99        798
Mellon Trust of New England                        24       16,894,100.00      0.68      6.645         359       66.43        764
National City Mortgage                              1           99,558.85      0.00      5.750         298       72.67        785
Thornburg Mortgage Home Loans                     582      402,585,140.64     16.24      6.569         353       69.95        746
Wells Fargo                                     2,564    2,016,321,401.54     81.36      6.334         358       66.93        756
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           3,216    2,478,355,374.06    100.00      6.377         357       67.40        754
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     Interest Only Terms
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                        442       297,027,050.04      11.98      6.124         357       67.30     756
36                                            2           949,999.99       0.04      4.639         321       76.68     732
60                                           11        14,104,864.00       0.57      6.409         359       63.94     751
84                                           30        24,921,970.00       1.01      6.634         359       71.79     760
120                                       2,731     2,141,351,490.03      86.40      6.409         357       67.38     754
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 Remaining Interest Only Term
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                        443       297,657,050.03      12.01      6.119         357       67.32     756
1 - 60                                       31        22,387,142.14       0.90      6.323         331       62.80     757
61 - 120                                  2,742     2,158,311,181.89      87.09      6.413         358       67.46     754
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     3,216     2,478,355,374.06     100.00      6.377         357       67.40     754
---------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Mortgage Loan Characteristics
----------------------------------------------------------------------------------------------------------------------------------
                               Collateral characteristics are listed below as of the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
                                                             Channel
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted         Non-zero
                                                                        % of    Average      Average     Average        Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original         Average
                                        Loans           ($)           Balance     Coupon      Term         LTV            Fico
----------------------------------------------------------------------------------------------------------------------------------
Bulk                                            2,566    2,021,862,432.60     81.58      6.336         358       66.92        756
Correspondent                                     611      438,157,307.94     17.68      6.574         354       69.37        748
Retail                                             36       14,976,633.52      0.60      5.922         338       73.55        736
Wholesale                                           3        3,359,000.00      0.14      6.961         360       74.59        777
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           3,216    2,478,355,374.06    100.00      6.377         357       67.40        754
----------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 ------------------------------------------------------------------------------------------------------------------
                                  Thornburg 2006-5 Group 1 Mortgage Loan Summary
 -----------------------------------------------------------------------------------------------------------------
                                     As of the Cut-off Date (August 1, 2006)
 Total Number of Loans                                      399           Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                 $258,333,091.12           Yes                               0.97%
 Average Loan Principal Balance                        $647,451           No                               99.03%
 Fixed Rate                                               0.00%
 Adjustable Rate (including Hybrids)                    100.00%           Primary Mortgage Insurance Coverage
 Prepayment Penalty                                      12.18%           (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                 6.551%           Yes                              44.41%
 Weighted Average Margin                                 1.927%           No                               55.59%
 Non-Zero Weighted Average Initial Periodic              4.932%
 Cap
 Non-Zero Weighted Average Periodic Cap                  1.884%           Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                          11.578%           (First Lien Loans with Effective LTV >
                                                                          80%)
 Weighted Average Floor Rate                             1.951%           Yes                             100.00%
 Weighted Average Original Term (mo.)                       359           No                                0.00%
 Weighted Average Remaining Term (mo.)                      350
 Weighted Average Loan Age (mo.)                              9
 Weighted Average Original LTV                           70.16%           Prepayment Penalty Term
 Non-Zero Weighted Average FICO                             744           None                             87.82%
 Non-Zero Weighted Average DTI                           34.18%           6                                 0.58%
 Interest Only Mortgage Loans                            93.85%           12                                5.56%
 First Lien Mortgage Loans                              100.00%           36                                3.95%
                                                                          48                                1.37%
 Product Type                                                             60                                0.72%
 1MLIBOR IO                                               5.70%
 6MLIBOR IO                                               0.14%
 1/1CMT                                                   0.12%           Geographic Distribution
                                                                          (Other states account individually for
 1/1LIBOR IO                                              0.22%           less than
                                                                          5% of the Cut-off Date principal
 3/1CMT                                                   0.05%           balance)
 3/1LIBOR                                                 0.49%           CA                               23.35%
 3/1LIBOR IO                                              2.87%           CO                                8.88%
 3/6LIBOR IO                                              0.19%           NY                                8.63%
 5/1CMT                                                   0.44%           FL                                7.01%
                                                                          GA
 5/1CMT IO                                                0.93%                                       6.55%
 5/1LIBOR                                                 1.84%
 5/1LIBOR IO                                             17.62%           Occupancy Status
 5/1 MO LIBOR IO                                          1.66%           Primary Home                     68.49%
 5/6LIBOR                                                 0.34%           Second Home                      17.57%
 5/6LIBOR IO                                              3.63%           Investment                       13.93%
 7/1CMT                                                   0.34%
 7/1CMT IO                                                3.11%
 7/1LIBOR                                                 2.53%           Loan Documentation
 7/1LIBOR IO                                             50.52%           Alternative                       0.59%
 7/1 MO LIBOR IO                                          0.50%           FULL/ALT                          0.16%
                                                                          Full
 7/6LIBOR IO                                              6.76%           Documentation                    81.49%
                                                                          No
                                                                          Ratio                             1.42%
                                                                          Stated
                                                                          Income                           15.92%
                                                                          Streamline Cash
 Loan Purpose                                                             Out                               0.42%
 Purchase                                                60.02%
 Cash Out Refinance                                      25.25%
 Rate/Term Refinance                                     14.73%

 --------------------------------------------- ----------------- -------- --------------------------- ------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                      Principal Balances
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 ($)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
         0.01 -    100,000.00                13         1,023,464.97       0.40      6.373         326       72.75        773
   100,000.01 -    200,000.00                57         8,859,240.41       3.43      6.660         344       73.22        753
   200,000.01 -    300,000.00                61        15,485,672.14       5.99      6.412         347       74.34        747
   300,000.01 -    400,000.00                46        16,034,667.77       6.21      6.367         339       70.60        747
   400,000.01 -    500,000.00                49        22,214,002.97       8.60      6.433         341       71.61        752
   500,000.01 -    600,000.00                29        16,191,271.34       6.27      6.478         347       69.55        741
   600,000.01 -    700,000.00                32        20,928,575.00       8.10      6.438         340       69.62        742
   700,000.01 -    800,000.00                14        10,577,569.14       4.09      6.592         344       65.18        726
   800,000.01 -    900,000.00                12        10,216,980.42       3.95      6.682         354       74.68        731
   900,000.01 -  1,000,000.00                20        19,435,205.93       7.52      6.513         354       66.72        751
 1,000,000.01 -  2,000,000.00                54        78,244,526.65      30.29      6.505         356       72.70        743
 2,000,000.01 -  3,000,000.00                 7        16,892,400.00       6.54      6.963         359       67.80        730
 3,000,000.01 -  4,000,000.00                 3        10,112,000.00       3.91      6.986         359       71.30        778
 5,000,000.01 -  6,000,000.00                 1         5,117,514.38       1.98      7.125         348       60.00        704
 6,000,000.01 -  7,000,000.00                 1         7,000,000.00       2.71      6.375         360       47.46        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	$20,414 $7,000,000 $647,451

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                        Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 3.501 -  4.000                               3         1,328,592.82       0.51      3.825         302       74.29        712
 4.001 -  4.500                               7         2,852,757.55       1.10      4.259         301       60.89        806
 4.501 -  5.000                               2           408,108.90       0.16      4.901         302       80.00        801
 5.001 -  5.500                               2           805,480.19       0.31      5.194         301       76.92        785
 5.501 -  6.000                              17        10,858,173.56       4.20      5.938         353       70.92        731
 6.001 -  6.500                             174       112,295,382.83      43.47      6.373         350       69.80        744
 6.501 -  7.000                             181       106,934,440.89      41.39      6.774         353       71.10        745
 7.001 -  7.500                              13        22,850,154.38       8.85      7.196         353       67.62        739
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	3.630% 7.500% 6.551%

------------------------------------------------------------------------------------------------------------------------------
                                                          FICO Score
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original     Average
                 FICO                   Loans           ($)           Balance     Coupon      Term         LTV         Fico
------------------------------------------------------------------------------------------------------------------------------
   0 -  500                                   2            870,000.00      0.34      6.143         359       40.95          0
 501 -  550                                   1            399,200.00      0.15      6.750         241       79.86        519
 601 -  650                                  12          7,895,838.72      3.06      6.534         344       72.68        624
 651 -  700                                  48         33,996,667.13     13.16      6.605         354       74.13        685
 701 -  750                                 126         79,797,472.97     30.89      6.551         350       69.18        724
 751 -  800                                 172        115,678,201.90     44.78      6.586         351       70.20        774
 801 -  850                                  38         19,695,710.40      7.62      6.276         345       67.04        807
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399        258,333,091.12    100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	519 820 744

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                Effective Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                             4         2,025,000.00       0.78      6.420         350       15.28        781
  20.01 -   30.00                             6         3,110,000.00       1.20      6.626         333       25.77        770
  30.01 -   40.00                            10         3,812,151.69       1.48      6.206         335       37.01        753
  40.01 -   50.00                            15        13,159,849.75       5.09      6.492         350       46.47        754
  50.01 -   60.00                            26        23,992,102.77       9.29      6.651         349       56.57        733
  60.01 -   70.00                            74        65,477,170.58      25.35      6.645         350       67.80        743
  70.01 -   80.00                           255       144,243,570.96      55.84      6.506         352       77.93        744
  80.01 -   90.00                             7         2,170,897.47       0.84      6.557         344       87.47        711
  90.01 -  100.00                             2           342,347.90       0.13      6.663         308       94.88        777
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	13.04% 95.00% 69.83%

------------------------------------------------------------------------------------------------------------------------------
                                                 Original Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted      Non-zero
                                                                        % of    Average      Average     Average      Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                             4         2,025,000.00       0.78      6.420         350       15.28        781
  20.01 -   30.00                             6         3,110,000.00       1.20      6.626         333       25.77        770
  30.01 -   40.00                            10         3,812,151.69       1.48      6.206         335       37.01        753
  40.01 -   50.00                            15        13,159,849.75       5.09      6.492         350       46.47        754
  50.01 -   60.00                            26        23,992,102.77       9.29      6.651         349       56.57        733
  60.01 -   70.00                            73        63,398,770.58      24.54      6.638         350       67.41        748
  70.01 -   80.00                           250       143,176,230.96      55.42      6.509         352       77.56        743
  80.01 -   90.00                             8         3,020,897.47       1.17      6.646         349       86.90        735
  90.01 -  100.00                             7         2,638,087.90       1.02      6.554         353       99.34        704
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	13.04% 100.00% 70.16%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                        Effective Loan-to-Value Ratio Greater Than 80
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
LTV > 80 Genworth Financial                   1           318,600.00      12.68      6.375         358          90        765
LTV > 80 MGIC                                 1           311,661.07      12.40      6.375         359          85        652
LTV > 80 RADIAN                               5         1,004,434.30      39.97      6.269         310       90.97        744
LTV > 80 United Guaranty                      2           878,550.00      34.96      7.057         359       86.32        701
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                         9         2,513,245.37     100.00      6.571         339       88.48        720
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                              Original Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
          (months)                      Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
300                                          13         4,581,067.93       1.77      6.889         241       65.75     733
360                                         386       253,752,023.19      98.23      6.545         352       70.23     744
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16     744
---------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	300 360 359

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                              Remaining Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 180 -  239                                   1           172,652.01       0.07      7.000         239       80.00        765
 240 -  299                                  20         8,232,497.87       3.19      6.603         267       61.12        748
 300 -  359                                 299       189,426,768.24      73.33      6.534         351       70.92        742
 360 -  419                                  79        60,501,173.00      23.42      6.596         360       68.95        749
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Average:	239 360 350

------------------------------------------------------------------------------------------------------------------------------
                                                     Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                          # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (%)                         Loans           ($)           Balance     Coupon      Term         LTV       Fico
------------------------------------------------------------------------------------------------------------------------------
N/A                                          10         5,369,068.53       2.08      6.422         330       66.44        742
 0.01 - 10.00                                 6         4,764,999.99       1.84      6.186         337       57.77        741
10.01 - 20.00                                37        22,262,076.59       8.62      6.433         352       69.15        737
20.01 - 30.00                                92        56,061,452.46      21.70      6.515         345       69.20        751
30.01 - 40.00                               157       104,448,919.27      40.43      6.564         353       69.77        746
40.01 - 50.00                                83        55,611,578.23      21.53      6.681         353       73.52        740
50.01 - 60.00                                 8         4,808,956.00       1.86      6.575         355       64.09        740
60.01 - 70.00                                 3         2,086,040.05       0.81      6.164         337       87.21        711
70.01 - 80.00                                 3         2,920,000.00       1.13      6.256         359       70.93        716
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	2.38% 79.49% 34.18%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Product Type
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
1MLIBOR IO                                   24        14,725,772.66       5.70      6.844         300       65.04      721
6MLIBOR IO                                    1           354,409.40       0.14      6.380         301       80.00      709
1/1CMT                                        2           305,208.83       0.12      5.501         301       84.35      787
1/1LIBOR IO                                   1           558,104.46       0.22      6.625         333       79.97      772
3/1CMT                                        1           132,367.46       0.05      6.130         301       61.47      727
3/1LIBOR                                      3         1,270,072.13       0.49      5.474         333       55.40      751
3/1LIBOR IO                                  14         7,416,354.85       2.87      6.234         330       69.99      753
3/6LIBOR IO                                   1           488,000.00       0.19      6.375         360       80.00      738
5/1CMT                                        4         1,137,323.52       0.44      6.502         316       76.53      749
5/1CMT IO                                     5         2,395,540.00       0.93      6.777         323       51.23      780
5/1LIBOR                                     11         4,749,745.53       1.84      6.270         331       71.63      742
5/1LIBOR IO                                  75        45,521,687.02      17.62      6.285         348       65.81      738
5/1 MO LIBOR IO                               6         4,288,200.00       1.66      6.016         359       64.67      698
5/6LIBOR                                      2           881,060.45       0.34      6.536         358       80.00      727
5/6LIBOR IO                                   9         9,374,000.00       3.63      6.518         357       75.12      740
7/1CMT                                        2           876,000.00       0.34      6.693         360       80.00      795
7/1CMT IO                                     8         8,041,523.00       3.11      6.850         356       64.02      751
7/1LIBOR                                     12         6,542,145.71       2.53      6.539         357       71.04      706
7/1LIBOR IO                                 193       130,510,054.10      50.52      6.649         357       72.03      748
7/1 MO LIBOR IO                               3         1,297,952.00       0.50      6.268         359       71.62      757
7/6LIBOR IO                                  22        17,467,570.00       6.76      6.588         359       73.82      760
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16      744
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Interest Only
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Interest Only                               362       242,439,167.49      93.85      6.564         351       70.07     745
Not Interest Only                            37        15,893,923.63       6.15      6.356         343       71.53     732
---------------------------------------------------------------------------------------------------------------------------
Total:                                      399       258,333,091.12     100.00      6.551         350       70.16     744
---------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                               Prepayment Penalty Original Term
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                        356       226,864,107.09      87.82      6.560         351       70.05        745
6                                             1         1,507,500.00       0.58      6.875         359       73.54        692
12                                           17        14,364,439.08       5.56      6.618         332       70.68        742
36                                           16        10,196,723.38       3.95      6.424         357       71.97        733
48                                            4         3,538,200.00       1.37      5.969         359       66.22        689
60                                            5         1,862,121.57       0.72      6.492         308       74.06        767
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Lien Position
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
First Lien                                  399       258,333,091.12     100.00      6.551         350       70.16      744
------------------------------------------------------------------------------------------------------------------------------
Total:                                      399       258,333,091.12     100.00      6.551         350       70.16      744
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      Documentation Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Alternative                                   3         1,530,000.00       0.59      6.770         359       63.72     768
FULL/ALT                                      1           423,516.68       0.16      6.750         300       75.00     701
Full Documentation                          356       210,508,402.61      81.49      6.497         350       71.49     743
No Ratio                                      6         3,676,132.54       1.42      6.753         324       68.74     731
Stated Income                                32        41,115,039.29      15.92      6.805         357       63.52     751
Streamline Cash Out                           1         1,080,000.00       0.42      6.375         360       74.07     718
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16     744
---------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Loan Purpose
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Purchase                                    243       155,061,006.06      60.02      6.604         352       73.50        743
Cash Out Refinance                           85        65,226,190.61      25.25      6.476         349       63.91        746
Rate/Term Refinance                          71        38,045,894.45      14.73      6.462         345       67.23        745
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                   17        14,242,966.00       5.51      6.592         359       70.13     757
Condo                                        75        36,756,640.65      14.23      6.612         350       73.23     741
Condotel                                      6         3,295,100.00       1.28      6.604         358       54.33     738
Cooperative                                   7         4,434,100.00       1.72      6.335         359       69.88     759
PUD                                         114        62,157,316.90      24.06      6.425         348       71.78     735
Single Family                               176       136,749,232.25      52.94      6.592         350       68.99     747
Townhouse                                     4           697,735.32       0.27      6.739         359       68.65     741
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16     744
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                              234       176,944,073.14      68.49      6.488         348       70.30      744
Second Home                                  67        45,393,402.13      17.57      6.661         352       66.86      740
Investor                                     98        35,995,615.85      13.93      6.724         358       73.61      748
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16      744
----------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                          Originator
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                          # of    Principal Balance  Principal  Gross       Remaining   Original   Average
               Originator                  Loans         ($)          Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Mortgage                               1         423,516.68       0.16      6.750         300       75.00        701
Countrywide                                     1       5,117,514.38       1.98      7.125         348       60.00        704
Thornburg Mortgage and
Others*                                       386     246,490,468.06      95.42      6.549         350       70.44        745
First Republic Bank                            11       6,301,592.00       2.44      6.148         352       67.04        719
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                         399     258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------------------------------------------------------------
                                           Group 1 Mortgage Loan Characteristics
----------------------------------------------------------------------------------------------------------------------------
                            Collateral characteristics are listed below as of the Cut-off Date
                                                           State
----------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted    Weighted   Weighted     Non-zero
                                                                       % of    Average      Average   Average      Weighted
                                      # of      Principal Balance   Principal  Gross       Remaining  Original     Average
                                       Loans           ($)           Balance     Coupon      Term        LTV         Fico
----------------------------------------------------------------------------------------------------------------------------
Alabama                                      1           343,400.00       0.13      6.375         359      74.65        706
Arizona                                     17        10,519,098.08       4.07      6.620         359      71.98        742
California                                  48        60,324,725.21      23.35      6.628         354      66.59        748
Colorado                                    35        22,930,361.11       8.88      6.418         356      66.74        752
Connecticut                                  6         4,908,126.74       1.90      6.649         347      62.10        743
District of Columbia                         1         3,600,000.00       1.39      6.625         359      69.23        773
Florida                                     46        18,097,330.38       7.01      6.654         346      69.28        745
Georgia                                     39        16,910,239.61       6.55      6.311         312      73.94        734
Hawaii                                       1           800,000.00       0.31      7.000         358      40.40        757
Idaho                                        1         2,078,400.00       0.80      6.875         358      79.97        607
Illinois                                    20         9,565,033.20       3.70      6.430         353      70.06        746
Indiana                                      2           357,173.00       0.14      6.039         299      80.00        765
Iowa                                         1            98,500.00       0.04      6.125         360     100.00        717
Kansas                                       2           538,200.00       0.21      4.961         302      77.04        783
Kentucky                                     1            70,000.00       0.03      6.750         240      78.85        820
Maryland                                     5         2,807,824.92       1.09      6.410         357      76.69        757
Massachusetts                               10         6,187,145.41       2.40      6.313         344      71.46        738
Michigan                                     3           384,100.00       0.15      6.576         359      73.80        701
Minnesota                                   14         4,761,198.68       1.84      6.688         354      78.09        764
Mississippi                                  1            91,595.00       0.04      6.375         333      44.32        796
Montana                                      3         5,031,698.34       1.95      6.905         359      73.70        774
Nevada                                       9         4,200,822.76       1.63      6.602         353      74.21        732
New Jersey                                  12        10,523,681.05       4.07      6.556         354      68.26        723
New Mexico                                   7         3,750,235.99       1.45      6.222         355      78.27        730
New York                                    23        22,288,058.54       8.63      6.593         358      72.95        736
North Carolina                              19         7,828,343.83       3.03      6.358         336      63.59        746
Ohio                                         4         1,179,200.00       0.46      6.960         357      83.40        715
Oklahoma                                     3           373,170.00       0.14      6.875         359      69.99        728
Oregon                                       6         1,512,152.00       0.59      6.662         359      84.27        738
Pennsylvania                                12         7,555,839.43       2.92      6.657         355      78.14        749
Rhode Island                                 1           800,000.00       0.31      6.375         339      60.00        795
South Carolina                              17         8,062,922.06       3.12      6.426         342      67.02        728
South Dakota                                 1           117,750.00       0.05      6.250         359      79.99        759
Tennessee                                    1         1,080,000.00       0.42      6.375         360      74.07        718
Texas                                        9         8,928,772.41       3.46      6.701         356      73.25        751
Utah                                         2         1,639,200.00       0.63      6.695         359      79.80        767
Virginia                                     6         4,475,569.96       1.73      6.299         359      68.93        764
Washington                                   7         2,620,000.00       1.01      6.770         360      79.99        760
Wisconsin                                    3           993,223.41       0.38      6.661         359      78.42        774
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                      399       258,333,091.12     100.00      6.551         350      70.16        744
----------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Gross Margin
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                 2         1,213,700.00       0.47      6.000         360       59.06        759
1.001 - 1.500                                 9         4,555,374.27       1.76      6.491         300       68.16        739
1.501 - 2.000                               342       217,171,579.60      84.07      6.512         353       70.69        744
2.001 - 2.500                                44        34,856,064.57      13.49      6.820         342       67.35        745
2.501 - 3.000                                 2           536,372.68       0.21      6.724         312       76.05        719
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	1.000% 2.750% 1.927%

------------------------------------------------------------------------------------------------------------------------------
                                                          Floor Rate
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                 2         1,213,700.00       0.47      6.000         360       59.06      759
1.001 - 1.500                                 2           433,350.00       0.17      6.404         300       79.99      762
1.501 - 2.000                               343       217,595,096.28      84.23      6.512         353       70.70      744
2.001 - 2.500                                42        34,635,757.07      13.41      6.824         342       67.29      744
2.501 - 3.000                                 8         4,234,880.27       1.64      6.503         302       67.27      737
3.001 - 3.500                                 1            99,558.85       0.04      5.750         298       72.67      785
4.501 - 5.000                                 1           120,748.65       0.05      6.750         300       79.99      798
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16      744
----------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	1.000% 4.750% 1.951%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Maximum Rate
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted      Non-zero
                                                                        % of    Average      Average     Average      Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
 8.501 -  9.000                               3         1,328,592.82       0.51      3.825         302       74.29        712
 9.001 -  9.500                               7         2,852,757.55       1.10      4.259         301       60.89        806
 9.501 - 10.000                               3           613,758.88       0.24      5.062         302       83.35        797
10.001 - 10.500                               2           767,030.21       0.30      5.374         300       74.09        771
10.501 - 11.000                              24        13,276,958.80       5.14      6.167         332       70.04        745
11.001 - 11.500                             156       103,450,920.37      40.05      6.370         352       70.07        744
11.501 - 12.000                             173       110,924,294.38      42.94      6.765         356       70.81        742
12.001 - 12.500                              18        20,313,792.00       7.86      7.062         359       68.59        750
12.501 - 13.000                              13         4,804,986.11       1.86      6.891         249       65.91        720
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Non-Zero Weighted Average:	8.625% 13.000% 11.578%

------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted      Non-zero
                                                                        % of    Average      Average     Average      Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original      Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV          Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         33        20,311,924.66       7.86      6.632         316       65.38        719
1.000                                         1           354,409.40       0.14      6.380         301       80.00        709
2.000                                         5         1,790,829.97       0.69      6.428         327       79.55        767
4.000                                        19         9,306,794.44       3.60      6.136         331       68.40        751
5.000                                       341       226,569,132.65      87.70      6.562         354       70.57        746
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	1.000% 5.000% 4.932%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         33        20,311,924.66       7.86      6.632         316       65.38        719
1.000                                        35        28,565,039.85      11.06      6.557         358       74.62        752
2.000                                       330       209,124,126.61      80.95      6.542         353       69.99        745
5.000                                         1           332,000.00       0.13      6.500         357       80.00        667
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	1.000% 5.000% 1.884%

------------------------------------------------------------------------------------------------------------------------------
                                                Months to Next Rate Adjustment
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                         # of      Principal Balance   Principal  Gross       Remaining   Original    Average
               (months)                   Loans           ($)           Balance     Coupon      Term         LTV       Fico
------------------------------------------------------------------------------------------------------------------------------
   0 -   12                                  40        20,565,160.42       7.96      6.584         301       65.05        730
  13 -   24                                   8         3,681,286.22       1.43      4.550         301       65.51        781
  25 -   36                                  18         9,315,603.47       3.61      6.344         331       67.97        760
  49 -   60                                  94        60,465,796.20      23.41      6.441         353       67.94        733
  73 -   84                                 239       164,305,244.81      63.60      6.644         358       71.84        748
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                              Collateral characteristics are listed below as of the Cut-off Date
------------------------------------------------------------------------------------------------------------------------------
                                                          Servicers
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                         # of      Principal Balance   Principal  Gross       Remaining   Original    Average
                                          Loans           ($)           Balance     Coupon      Term         LTV       Fico
------------------------------------------------------------------------------------------------------------------------------
Colonial Savings F.A.                             4     2,998,550.00       1.16      6.786         359       76.16        741
Countrywide                                       1     5,117,514.38       1.98      7.125         348       60.00        704
First Horizon Home Loans                          6     4,254,768.00       1.65      6.620         359       76.27        750
First Republic Bank                              11     6,301,592.00       2.44      6.148         352       67.04        719
Lighthouse Community Bank                         1       120,748.65       0.05      6.750         300       79.99        798
Mellon Trust of New England                      13     7,044,350.00       2.73      6.680         359       66.74        750
National City Mortgage                            1        99,558.85       0.04      5.750         298       72.67        785
Thornburg Mortgage Home Loans                   362   232,396,009.24      89.96      6.541         350       70.37        745
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           399   258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

                                                     Interest Only Terms
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         37        15,893,923.63       6.15      6.356         343       71.53        732
36                                            2           949,999.99       0.37      4.639         321       76.68        732
60                                           11        14,104,864.00       5.46      6.409         359       63.94        751
84                                           30        24,921,970.00       9.65      6.634         359       71.79        760
120                                         319       202,462,333.50      78.37      6.575         349       70.25        742
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 1 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                              Collateral characteristics are listed below as of the Cut-off Date
------------------------------------------------------------------------------------------------------------------------------
                                                 Remaining Interest Only Term
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         38        16,523,923.62       6.40      6.252         341       71.66        731
1 - 60                                       31        22,387,142.14       8.67      6.323         331       62.80        757
61 - 120                                    330       219,422,025.36      84.94      6.597         353       70.79        744
------------------------------------------------------------------------------------------------------------------------------
Total:                                      399       258,333,091.12     100.00      6.551         350       70.16        744
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             Channel
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
----------------------------------------------------------------------------------------------------------------------------------
Bulk                                                2        5,541,031.06      2.14      7.096         344       61.15        704
Correspondent                                     369      239,376,674.14     92.66      6.573         351       70.06        745
Retail                                             27       12,011,385.92      4.65      5.837         337       75.03        731
Wholesale                                           1        1,404,000.00      0.54      6.750         360       80.00        790
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                             399      258,333,091.12    100.00      6.551         350       70.16        744
----------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 ------------------------------------------------------------------------------------------------------------------
                                  Thornburg 2006-5 Group 2 Mortgage Loan Summary

 -----------------------------------------------------------------------------------------------------------------
                                     As of the Cut-off Date (August 1, 2006)
 Total Number of Loans                                    2,817           Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                $2,220,022,282.94          Yes                               0.35%
 Average Loan Principal Balance                        $788,080           No                               99.65%
 Fixed Rate                                               0.00%
 Adjustable Rate (including Hybrids)                    100.00%           Primary Mortgage Insurance Coverage
 Prepayment Penalty                                       0.96%           (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                 6.356%           Yes                              74.57%
 Weighted Average Margin                                 2.670%           No                               25.43%
 Non-Zero Weighted Average Initial Periodic              5.000%
 Cap
 Non-Zero Weighted Average Periodic Cap                  1.991%           Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                          11.367%           (First Lien Loans with Effective LTV >
                                                                          80%)
 Weighted Average Floor Rate                             2.670%           Yes                             100.00%
 Weighted Average Original Term (mo.)                       360           No                                0.00%
 Weighted Average Remaining Term (mo.)                      358
 Weighted Average Loan Age (mo.)                              2
 Weighted Average Original LTV                           67.08%           Prepayment Penalty Term
 Non-Zero Weighted Average FICO                             755           None                             99.04%
 Non-Zero Weighted Average DTI                           35.20%           12                                0.03%
 Interest Only Mortgage Loans                            87.34%           36                                0.34%
 First Lien Mortgage Loans                              100.00%           60                                0.59%

 Product Type
 10/1CMT                                                 12.32%
 10/1CMT IO                                              78.54%
 10/1LIBOR                                                0.34%           Geographic Distribution
                                                                          (Other states account individually for
 10/1LIBOR IO                                             6.83%           less than
                                                                          5% of the Cut-off Date principal
 10/1 MO LIBOR IO                                         1.03%           balance)
 10/6LIBOR IO                                             0.93%           CA                               43.07%
                                                                          NY                                8.05%

 Loan Purpose
 Purchase                                                64.53%
 Cash Out Refinance                                      19.36%
 Rate/Term Refinance                                     16.10%           Loan Documentation
                                                                          Alternative                       0.04%
 Occupancy Status                                                         Asset
                                                                          Only                             20.98%
 Primary Home                                            86.71%           Full
                                                                          Documentation                    29.63%
 Second Home                                             10.47%           Income
                                                                          Only                              0.07%
 Investment                                               2.83%           No
                                                                          Documentation                     1.65%
                                                                          No
                                                                          Ratio                             0.13%
                                                                          Reduced                          28.14%
                                                                          Stated
                                                                          Asset                             0.11%
                                                                          Stated
                                                                          Income                           17.74%
                                                                          Stated Income Stated
                                                                          Asset                             1.48%
                                                                          Streamline Cash
                                                                          Out                               0.02%
 --------------------------------------------- ----------------- -------- --------------------------- ------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                      Principal Balances
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted     Non-zero
                                                                        % of    Average      Average     Average     Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original     Average
                 ($)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
         0.01 -    100,000.00                 3           264,799.65       0.01      6.826         359       61.34        777
   100,000.01 -    200,000.00                29         4,448,715.73       0.20      6.744         356       72.85        770
   200,000.01 -    300,000.00                22         5,440,651.87       0.25      6.632         354       70.53        750
   300,000.01 -    400,000.00                20         7,121,248.47       0.32      6.558         354       66.62        762
   400,000.01 -    500,000.00               499       232,526,603.81      10.47      6.384         358       68.51        755
   500,000.01 -    600,000.00               583       324,203,069.22       14.6      6.358         358       69.60        755
   600,000.01 -    700,000.00               450       293,037,649.06       13.2      6.342         358       69.26        758
   700,000.01 -    800,000.00               276       208,408,047.33       9.39      6.324         358       68.98        761
   800,000.01 -    900,000.00               185       158,482,871.94       7.14      6.314         358       69.14        758
   900,000.01 -  1,000,000.00               324       318,461,055.05      14.34      6.278         358       63.66        755
 1,000,000.01 -  2,000,000.00               389       559,442,500.23       25.2      6.379         358       65.29        752
 2,000,000.01 -  3,000,000.00                27        67,925,223.28       3.06      6.444         358       66.13        756
 3,000,000.01 -  4,000,000.00                 6        21,774,847.21       0.98      6.579         358       60.17        736
 4,000,000.01 -  5,000,000.00                 4        18,485,000.09       0.83      6.769         358       53.87        775
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Average:	$80,800 $4,960,000 $788,080

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                        Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 4.501 -  5.000                               5         3,280,111.04       0.15      4.841         349       76.67        761
 5.001 -  5.500                              86        68,988,443.68       3.11      5.411         357       69.12        761
 5.501 -  6.000                             466       354,047,969.84      15.95      5.839         357       67.65        759
 6.001 -  6.500                           1,428     1,166,873,571.22      52.56      6.366         358       66.73        758
 6.501 -  7.000                             806       606,957,058.55      27.34      6.728         359       67.16        748
 7.001 -  7.500                              26        19,875,128.61       0.90      7.205         358       66.03        730
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	4.625% 7.375% 6.356%

------------------------------------------------------------------------------------------------------------------------------
                                                          FICO Score
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                FICO                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
   0 -  550                                   2          1,419,916.31      0.06      5.941         356       60.39          0
 551 -  600                                   1            866,692.49      0.04      6.375         314       31.64        558
 601 -  650                                   9          7,046,083.27      0.32      6.573         356       62.37        634
 651 -  700                                 183        150,411,648.35      6.78      6.389         358       65.26        682
 701 -  750                                 904        721,065,616.34     32.48      6.405         358       67.25        727
 751 -  800                               1,522      1,193,296,301.27     53.75      6.330         358       67.58        776
 801 -  850                                 196        145,916,024.91      6.57      6.293         358       64.54        807
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817      2,220,022,282.94    100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	558 818 755

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                Effective Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                             6         3,829,959.53       0.17      6.512         358       16.51        771
  20.01 -   30.00                            36        28,751,335.31       1.30      6.364         358       26.01        757
  30.01 -   40.00                            86        70,775,941.81       3.19      6.336         357       35.56        756
  40.01 -   50.00                           197       163,443,360.51       7.36      6.363         358       46.24        755
  50.01 -   60.00                           366       314,851,353.69      14.18      6.410         358       55.96        756
  60.01 -   70.00                           651       591,145,375.47      26.63      6.351         358       66.32        750
  70.01 -   80.00                         1,467     1,043,393,548.93      47.00      6.342         358       77.50        758
  80.01 -   90.00                             7         3,358,803.69       0.15      6.574         356       89.80        743
  90.01 -  100.00                             1           472,604.00       0.02      6.125         359       95.00        812
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	14.00% 95.00% 67.03%

------------------------------------------------------------------------------------------------------------------------------
                                                 Original Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  10.01 -   20.00                             6         3,829,959.53       0.17      6.512         358       16.51        771
  20.01 -   30.00                            36        28,751,335.31       1.30      6.364         358       26.01        757
  30.01 -   40.00                            86        70,775,941.81       3.19      6.336         357       35.56        756
  40.01 -   50.00                           197       163,443,360.51       7.36      6.363         358       46.24        755
  50.01 -   60.00                           366       314,851,353.69      14.18      6.410         358       55.96        756
  60.01 -   70.00                           645       588,230,890.91      26.50      6.351         358       66.21        750
  70.01 -   80.00                         1,463     1,039,835,078.93      46.84      6.342         358       77.45        758
  80.01 -   90.00                            15         8,220,558.25       0.37      6.448         357       88.94        759
  90.01 -  100.00                             3         2,083,804.00       0.09      6.267         359       97.83        776
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	14.00% 100.00% 67.08%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                        Effective Loan-to-Value Ratio Greater Than 80
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
LTV > 80 AMERIN                               1           522,000.00      13.62      7.125         358       90.00        721
LTV > 80 GE                                   1           472,604.00      12.33      6.125         359       95.00        812
LTV > 80 PMI                                  1           504,947.69      13.18      6.875         358       90.00        746
LTV > 80 RADIAN                               1           241,456.00       6.30      6.750         360       87.94        697
LTV > 80 RMIC                                 2         1,187,500.00      30.99      6.652         358       89.96        738
LTV > 80 UGIC                                 1           621,000.00      16.21      5.625         359       90.00        794
LTV > 80 United Guaranty                      1           281,900.00       7.36      6.625         326       89.49        730
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                         8         3,831,407.69     100.00      6.519         356       90.44        752
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                              Original Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
         (months)                      Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
240                                           2         1,182,299.27       0.05      5.801         239       77.03        790
360                                       2,815     2,218,839,983.67      99.95      6.357         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
Minimum: Maximum: Weighted Average:	240 360 360

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                              Remaining Terms to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 180 -  239                                   2         1,182,299.27       0.05      5.801         239       77.03        790
 240 -  299                                   1           331,917.35       0.01      6.130         299       60.68        791
 300 -  359                               2,678     2,113,906,402.32      95.22      6.349         358       66.98        755
 360 -  419                                 136       104,601,664.00       4.71      6.523         360       69.06        755
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	239 360 358

------------------------------------------------------------------------------------------------------------------------------
                                                     Debt-to-Income Ratio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
N/A                                           3         3,751,000.00       0.17      6.794         359       47.06        762
 0.01 - 10.00                                31        34,964,982.33       1.57      6.441         358       58.99        747
10.01 - 20.00                               178       155,125,843.59       6.99      6.309         358       61.73        759
20.01 - 30.00                               547       464,782,463.76      20.94      6.296         358       63.79        757
30.01 - 40.00                             1,090       841,623,371.58      37.91      6.384         358       68.23        752
40.01 - 50.00                               823       616,510,529.81      27.77      6.364         358       69.15        758
50.01 - 60.00                               107        79,748,789.54       3.59      6.353         358       71.64        761
60.01 - 70.00                                29        16,844,181.96       0.76      6.400         359       71.96        768
70.01 - 80.00                                 5         2,470,059.74       0.11      6.360         359       58.55        710
80.01 +                                       4         4,201,060.63       0.19      7.039         357       78.62        746
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	3.75% 119.35% 35.20%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Product Type
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
10/1CMT                                     391       273,500,725.87      12.32      6.100         358       66.92        757
10/1CMT IO                                2,174     1,743,693,806.25      78.54      6.372         358       66.91        756
10/1LIBOR                                    14         7,632,400.54       0.34      6.524         352       72.39        771
10/1LIBOR IO                                194       151,715,310.28       6.83      6.601         358       68.44        749
10/1 MO LIBOR IO                             21        22,940,500.00       1.03      6.321         359       63.52        763
10/6LIBOR IO                                 23        20,539,540.00       0.93      6.639         359       75.49        741
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Interest Only
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Interest Only                             2,412     1,938,889,156.53      87.34      6.392         358       67.08        755
Not Interest Only                           405       281,133,126.41      12.66      6.111         357       67.06        758
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                               Prepayment Penalty Original Term
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                      2,795     2,198,702,526.50      99.04      6.357         358       67.07        755
12                                            1           649,936.44       0.03      6.625         333       65.00        640
36                                            7         7,624,320.00       0.34      6.452         359       72.20        769
60                                           14        13,045,500.00       0.59      6.198         360       66.05        764
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Lien Position
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
First Lien                                2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      Documentation Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Alternative                                   2           964,000.00       0.04      6.803         359       60.50        715
Asset Only                                  661       465,853,149.14      20.98      6.430         359       68.01        762
Full Documentation                          814       657,724,221.24      29.63      6.365         358       70.41        751
Income Only                                   3         1,472,000.00       0.07      6.456         359       77.84        712
No Documentation                             57        36,553,378.78       1.65      6.519         359       47.03        773
No Ratio                                      2         2,836,000.00       0.13      6.848         360       45.85        782
Reduced                                     741       624,814,442.56      28.14      6.259         358       69.42        752
Stated Asset                                  5         2,546,399.37       0.11      6.340         357       70.47        721
Stated Income                               478       393,886,878.29      17.74      6.386         358       60.35        756
Stated Income Stated Asset                   53        32,881,813.56       1.48      6.396         358       47.19        774
Streamline Cash Out                           1           490,000.00       0.02      6.375         360       64.70        779
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Loan Purpose
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Purchase                                  1,798     1,432,657,443.73      64.53      6.322         358       70.44        759
Cash Out Refinance                          566       429,861,428.33      19.36      6.519         358       60.30        748
Rate/Term Refinance                         453       357,503,410.88      16.10      6.298         358       61.77        751
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                   40        35,889,024.87       1.62      6.647         359       66.96        756
Condo                                       313       213,537,337.93       9.62      6.327         358       69.78        764
Cooperative                                  38        37,000,523.66       1.67      6.200         357       66.69        763
PUD                                          59        43,778,771.87       1.97      6.531         359       71.86        755
Single Family                             2,366     1,889,716,624.61      85.12      6.353         358       66.67        754
Townhouse                                     1           100,000.00       0.00      6.750         360       80.00        780
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            2,435     1,924,952,571.57      86.71      6.344         358       67.36        755
Second Home                                 255       232,328,651.25      10.47      6.374         358       65.37        758
Investor                                    127        62,741,060.12       2.83      6.678         358       64.82        755
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------

                             Collateral characteristics are listed below as of the Cut-off Date
                                                          Originator
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
              Originator                Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
First Republic Bank                          21        22,940,500.00       1.03      6.321         359       63.52        763
Thornburg Mortgage and
Others*                                     232       180,760,381.40       8.14      6.607         358       69.18        749
Wells Fargo                               2,564     2,016,321,401.54      90.82      6.334         358       66.93        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94        100      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

----------------------------------------------------------------------------------------------------------------------------
                                           Group 2 Mortgage Loan Characteristics
----------------------------------------------------------------------------------------------------------------------------
                            Collateral characteristics are listed below as of the Cut-off Date
                                                           State
----------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted    Weighted   Weighted   Non-zero
                                                                       % of    Average      Average   Average    Weighted
                                      # of      Principal Balance   Principal  Gross       Remaining  Original   Average
                                       Loans           ($)           Balance     Coupon      Term        LTV        Fico
----------------------------------------------------------------------------------------------------------------------------
Alabama                                      8         4,825,883.57       0.22      6.199         359      70.64        739
Arizona                                     65        50,429,908.58       2.27      6.373         357      66.75        762
Arkansas                                     2         1,455,000.00       0.07      6.291         358      68.51        737
California                               1,171       956,144,890.55      43.07      6.443         358      65.76        756
Colorado                                    95        76,502,325.45       3.45      6.326         358      66.56        762
Connecticut                                 36        31,479,668.93       1.42      6.409         359      60.65        761
Delaware                                    13        10,860,785.87       0.49      6.379         358      60.54        757
District of Columbia                        23        19,766,699.72       0.89      6.410         358      68.94        774
Florida                                    129       109,566,561.30       4.94      6.439         358      67.89        751
Georgia                                     53        36,677,521.87       1.65      6.304         358      70.78        751
Hawaii                                      20        26,453,757.27       1.19      6.196         358      61.65        748
Idaho                                        9         5,724,432.51       0.26      6.020         358      61.70        760
Illinois                                    75        51,295,490.48       2.31      6.326         358      68.45        751
Indiana                                      7         3,830,119.19       0.17      5.829         359      72.86        756
Iowa                                         8         4,836,956.69       0.22      5.820         358      77.53        757
Kansas                                       3         1,953,965.00       0.09      6.248         358      67.30        762
Kentucky                                     1           620,000.00       0.03      6.125         360      80.00        799
Louisiana                                    2         1,530,000.00       0.07      6.252         358      74.97        753
Maine                                        4         2,669,117.65       0.12      6.243         358      68.02        724
Maryland                                   104        70,753,896.97       3.19      6.305         358      70.82        753
Massachusetts                               73        62,098,039.38       2.80      6.288         359      65.90        751
Michigan                                    10         7,142,540.08       0.32      6.249         358      63.59        773
Minnesota                                   62        46,706,937.85       2.10      6.099         359      73.02        757
Missouri                                    11         9,170,243.95       0.41      6.154         358      70.22        755
Montana                                      4         3,690,000.00       0.17      6.486         358      66.16        763
Nebraska                                     9         5,673,519.70       0.26      5.891         358      75.98        772
Nevada                                      30        23,274,285.59       1.05      6.301         358      69.90        749
New Hampshire                                4         4,605,790.38       0.21      5.950         358      69.37        748
New Jersey                                 138       108,244,092.09       4.88      6.315         359      66.92        751
New Mexico                                  14        10,855,928.23       0.49      6.507         354      63.81        731
New York                                   202       178,686,002.85       8.05      6.290         358      66.73        757
North Carolina                              42        30,288,128.97       1.36      6.300         358      69.89        755
Ohio                                        14         7,737,974.06       0.35      6.176         358      64.81        747
Oregon                                      16         9,655,316.85       0.43      6.305         358      69.39        735
Pennsylvania                                47        33,600,715.26       1.51      6.088         358      67.91        757
Rhode Island                                 3         1,745,000.00       0.08      6.409         358      70.05        744
South Carolina                              31        20,637,202.17       0.93      6.381         358      66.65        756
South Dakota                                 3         2,677,162.66       0.12      6.136         337      73.24        794
Tennessee                                   13         9,492,862.88       0.43      6.144         359      67.06        779
Texas                                       49        36,527,385.97       1.65      6.071         358      67.68        745
Utah                                         8         6,074,981.28       0.27      6.561         358      68.06        743
Vermont                                      2         1,491,000.00       0.07      6.307         358      65.56        739
Virginia                                   117        78,912,361.91       3.55      6.274         357      71.57        758
Washington                                  78        47,974,376.13       2.16      6.298         358      73.34        753
Wisconsin                                    8         5,289,853.10       0.24      6.047         357      71.93        748
Wyoming                                      1           393,600.00       0.02      6.625         359      79.86        690
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,817     2,220,022,282.94     100.00      6.356         358      67.08        755
----------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Gross Margin
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                               245       199,766,775.82       9.00      6.572         358       68.69        751
2.001 - 2.500                                15         8,144,127.79       0.37      6.473         357       68.11        745
2.501 - 3.000                             2,557     2,012,111,379.33      90.63      6.335         358       66.92        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	1.875% 2.875% 2.670%

------------------------------------------------------------------------------------------------------------------------------
                                                          Floor Rate
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                               245       199,766,775.82       9.00      6.572         358       68.69        751
2.001 - 2.500                                15         8,144,127.79       0.37      6.473         357       68.11        745
2.501 - 3.000                             2,557     2,012,111,379.33      90.63      6.335         358       66.92        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	1.875% 2.875% 2.670%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Maximum Rate
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
 9.501 - 10.000                               5         3,280,111.04       0.15      4.841         349       76.67        761
10.001 - 10.500                              86        68,988,443.68       3.11      5.411         357       69.12        761
10.501 - 11.000                             463       351,377,969.84      15.83      5.838         357       67.70        759
11.001 - 11.500                           1,414     1,151,929,071.22      51.89      6.367         358       66.72        758
11.501 - 12.000                             805       604,301,058.55      27.22      6.725         359       67.27        748
12.001 - 12.500                              40        34,819,628.61       1.57      6.808         359       66.94        743
12.501 - 13.000                               4         5,326,000.00       0.24      6.610         359       51.74        760
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Minimum: Maximum: Weighted Average:	9.625% 12.650% 11.367%

------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         21        22,940,500.00       1.03      6.321         359       63.52        763
5.000                                     2,796     2,197,081,782.94      98.97      6.357         358       67.12        755
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	5.000% 5.000% 5.000%

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                         Periodic Cap
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                         21        22,940,500.00       1.03      6.321         359       63.52        763
1.000                                        23        20,539,540.00       0.93      6.639         359       75.49        741
2.000                                     2,773     2,176,542,242.94      98.04      6.354         358       67.04        755
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	1.000% 2.000% 1.991%

------------------------------------------------------------------------------------------------------------------------------
                                                Months to Next Rate Adjustment
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average   Weighted
                                            # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                     Loans           ($)           Balance     Coupon     Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
  73 -   84                                   2           874,270.01       0.04      5.429         300       65.33        790
  85 -   96                                   1           622,834.25       0.03      5.250         302       49.63        757
  97 -  108                                  13        12,510,557.24       0.56      5.683         347       66.25        727
 109 -  120                               2,801     2,206,014,621.44      99.37      6.361         358       67.09        756
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            Servicers
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average   Weighted
                                            # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance     Coupon     Term         LTV        Fico
----------------------------------------------------------------------------------------------------------------------------------
Colonial Savings F.A.                               1         721,500.00       0.03      6.750         359       65.00        794
First Republic Bank                                21      22,940,500.00       1.03      6.321         359       63.52        763
Mellon Trust of New England                        11       9,849,750.00       0.44      6.621         360       66.20        773
Thornburg Mortgage Home Loans                     220     170,189,131.40       7.67      6.606         358       69.37        747
Wells Fargo                                     2,564   2,016,321,401.54      90.82      6.334         358       66.93        756
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           2,817   2,220,022,282.94     100.00      6.356         358       67.08        755
----------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------------------------------------------------------
                                            Group 2 Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------------------------
                             Collateral characteristics are listed below as of the Cut-off Date
                                                     Interest Only Terms
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                        405       281,133,126.41      12.66      6.111         357       67.06        758
120                                       2,412     1,938,889,156.53      87.34      6.392         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 Remaining Interest Only Term
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted    Weighted    Weighted   Non-zero
                                                                        % of    Average      Average     Average   Weighted
                                       # of      Principal Balance   Principal  Gross       Remaining   Original   Average
               (months)                 Loans           ($)           Balance     Coupon      Term         LTV        Fico
------------------------------------------------------------------------------------------------------------------------------
None                                        405       281,133,126.41      12.66      6.111         357       67.06        758
61 - 120                                  2,412     1,938,889,156.53      87.34      6.392         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,817     2,220,022,282.94     100.00      6.356         358       67.08        755
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             Channel
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted    Weighted     Weighted   Non-zero
                                                                            % of       Average      Average     Average   Weighted
                                              # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                                              Loans           ($)           Balance     Coupon      Term         LTV        Fico
----------------------------------------------------------------------------------------------------------------------------------
Bulk                                            2,564    2,016,321,401.54     90.82      6.334         358       66.93        756
Correspondent                                     242      198,780,633.80      8.95      6.574         358       68.54        750
Retail                                              9        2,965,247.60      0.13      6.268         339       67.54        753
Wholesale                                           2        1,955,000.00      0.09      7.113         360       70.70        768
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           2,817    2,220,022,282.94    100.00      6.356         358       67.08        755
----------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.